SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2021

 GPO Plus, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-213744	37-1817132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3571 E. Sunset Road, Suite 300 Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

(855) 935-4769

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”), contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income, earnings per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and (iv) the assumptions underlying or relating thereto.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

Item 1.01 Entry into a Material Definitive Agreement

On August 19, 2020, the Company entered into and executed a Designated Territory Distribution Agreement (the “Distribution Agreement”) with SafeHandles LLC, a California limited liability company (“SafeHandles”). SafeHandles is a creator and supplier of certain products known as SafeHandles®, which include antimicrobial sleeves, Ster-Roll™ Tape, adhesive products and other related accessories, all of which are proprietary to and patented by SafeHandles.

Pursuant to the terms of the Distribution Agreement, SafeHandles appointed the Company as its exclusive distributor for the promotion, distribution and sale of the products manufactured by SafeHandles to accounts developed by the Company in Nevada, Colorado, Texas, Florida, Mississippi, and sales to the Gaming Industry. “Gaming Industry” means all casinos and hotels affiliated with the gaming industry, casinos and companies engaged in gambling operations and auxiliary restaurant and hotel services including stand-alone casinos, casino hotels, riverboat casinos, bingo halls, gambling machine manufacturers, horse and dog racing tracks, but excluding cruise ships. We also have the right to market, sell and distribute the SafeHandles products in other territories with the prior consent of SafeHandles.

The initial term of the Distribution Agreement commenced on July 30, 2020 and continues through December 31, 2025, unless terminated earlier by the parties for any reason. At the end of the initial term, and provided that we are not in breach of the Distribution Agreement, we have the right to extend the Distribution Agreement for an additional five-year term.

In order to maintain the exclusivity rights, we agreed to secure sales and issue purchase orders of certain minimum amounts from SafeHandles in all of the states in each year of the Agreement. To maintain the exclusivity in the Gaming Industry, we must demonstrate no less than certain amounts in gross sales to customers in said industry. If the Agreement is renewed, for each calendar year during the option term, if applicable, the minimum gross sales and the issuance of the purchase orders shall be at minimum levels in each state and at minimum levels in sales in the Gaming Industry.

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On or before September 30, 2020, we supplied SafeHandles with an initial 6 months’ purchase order, and on or before October 31, 2020 a forecast of its requirements for the remainder of the year. On April 1, 2021 and continuing each quarter thereafter we need to supply SafeHandles with 3- and 6-months forecasts on a rolling monthly basis.

The Company agreed not to distribute, sell or promote any products which are in direct competition with the products of SafeHandles subject to the Distribution Agreement. We are required to maintain a $1,000,000 general and products liability insurance policy naming SafeHandles as a co-insured for the term of the agreement.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Distribution Agreement, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 filed with the Securities and Exchange Commission on December 30, 2020 and incorporated herein by reference.

Description of Business

Corporate Information

We are a development stage company engaged in the business of organizing, promoting, and operating industry-specific group purchase organizations (GPOs). A GPO is an entity created to leverage the purchasing power of a group of businesses (or individuals) to obtain discounts from vendors.

Corporate Background

Our principal office is located at 3571 E. Sunset Road, Suite 300, Las Vegas, NV. We also maintain a sales office at 3375 Shoal Line Blvd., Hernando Beach, Florida 34607. Our corporate website is GPOPlus.com.

We were incorporated under the laws of the State of Nevada on March 29, 2016 under the name Koldeck, Inc. We were formerly engaged in the business of providing content writing and editing services.

On October 16, 2017, Mr. Jian Han Chen acquired 3,000,000 common shares of our Company from Svetlana Mazur.  The shares were purchased in a private transaction in consideration for the aggregate purchase price of $350,000 or approximately $0.116 per share.  The source of funds used in the purchase were Mr. Chen’s personal funds.  As a result of the transaction, Mr. Chen acquired direct voting and dispositive control over, approximately 53.66% of our issued and outstanding voting securities. Concurrently with the change of control, Svetlana Mazur resigned as our sole officer and director.  Jian Han Chen was appointed President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director of the Company, and Mr. Chun Hao Chen was appointed Secretary of the Company.  Ms. Mazur’s resignation was not the result of any disagreements with the Company regarding our operations, policies, practices or otherwise.

On October 26, 2017, our Board of Directors approved a forward stock split of our issued and authorized shares of common stock on the basis of 20 new shares for one (1) old share, increasing of our authorized capital from 75,000,000 shares of common stock to 1,500,000,000 shares of common stock. Correspondingly, our issued and outstanding capital increased from 5,590,000 shares of common stock to 111,800,000 shares of common stock. The $0.001 par value of our common shares remained unchanged. The forward stock split was payable upon surrender and no fractional shares were issued. Fractional shares were rounded up.  Also, on October 26, 2017, our board of directors approved an agreement and plan of merger for the purposes of changing our corporate name from Koldeck Inc. to Global House Holdings Ltd.

On January 31, 2018, we filed a Certificate of Change and Articles of Merger with the Nevada Secretary of State to give effect to the forward stock split and name change. The name change and forward stock split were subsequently approved by FINRA on March 29, 2018 with a market effective date of April 3, 2018.  Pursuant to the agreement and plan of merger, our company merged with our wholly owned subsidiary Global House Holdings Ltd., a Nevada corporation. Koldeck Inc. remained the surviving company of the merger, continuing under the name Global House Holdings Ltd.  As a result, effective April 3, 2018, we adopted the new trading symbol GHHH.

Effective May 5, 2020, Brett H. Pojunis, our current sole officer and director, acquired 60,000,000 of the issued and outstanding common shares of the Company from Jian Han Chen.  As a result of the transaction, Mr. Pojunis has voting and dispositive control over 53.67% of our outstanding voting securities.  The shares were acquired in a private transaction using Mr. Pojunis’ personal funds.  Mr. Chen no longer holds any equity interest in our Company.

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Concurrently with the above-described change in control, Mr. Chen resigned as the President, Chief Executive Officer, Chief Financial Officer, Treasurer and director of the Company, and Chun Hao Chen resigned as the Secretary of the Company.  Having consented to act as sole officer and director of the Company, Mr. Pojunis was appointed to fill the ensuing vacancies.

On June 11, 2020, our Board of Directors approved a reverse stock split of our issued and authorized shares of common stock on the basis of twelve (12) old shares for one (1) new share.  Also, on June 11, 2020, our Board of Directors approved an agreement and plan of merger for the purposes of changing our corporate name from Global House Holdings Ltd. to GPO Plus, Inc.

The 1 for 12 reverse split, merger, name and symbol change became effective at the open of business on August 20, 2020.  As a result of the reverse stock split, our authorized capital decreased from 1,500,000,000 shares of common stock to 12,000,000 shares of common stock. Correspondingly, our issued and outstanding capital decreased from 111,800,000 shares of common stock to 9,316,667 shares of common stock. The $0.001 par value of our common shares remains unchanged. The reverse split is payable upon surrender and no fractional shares were issued. Fractional shares were be rounded up. Pursuant to the agreement and plan of merger, our Company merged with our wholly owned subsidiary GPO Plus, Inc., a Nevada corporation. Global House Holdings Ltd. remains the surviving company of the merger, continuing under the name GPO Plus, Inc.

As a result of the corporate actions, effective August 20, 2020, the new CUSIP identifier for our common shares became 38402T100 and our ticker symbol changed to GHHHD. After 20 business days, our symbol changed to GPOX.

On July 31, 2020 we announced the launch of cbdGPO, www.cbdGPO.com, a group purchasing organization (GPO) for the CBD and Hemp industry, and the establishment of a sales office for cbdGPO in Hernando Beach, Florida. Through cbdGPO, we will seek to make the process of ordering premium CBD products fast, simple, reliable, and affordable. cbdGPO and GPO Plus, Inc. are brokers and do not take possession of CBD products.

On November 10, 2020, the board of directors and majority shareholder of the Company approved the adoption of the GPO Plus, Inc. 2020 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to foster and promote the Company’s long-term financial success and increase stockholder value by motivating performance through incentive compensation. The Plan is intended to encourage participants to acquire and maintain ownership interests in the Company and to attract and retain the services of talented individuals upon whose judgment and special efforts the successful conduct of the Company’s business is largely dependent. A total of 2,200,000 shares of common stock are reserved and may be issued under the Plan. The Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, stock units, performance shares and performance units to our employees, officers, directors and consultants, including incentive stock options, non-qualified stock options, restricted stock, and other benefits. No securities have yet been issued under the Plan.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, which was filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 filed with the Securities and Exchange Commission on December 30, 2020 and incorporated herein by reference.

On November 20, 2020, our Company filed an Amended and Restated Articles of incorporation, resulting in increasing the authorized share capital from 150,000,000 shares to 200,000,000 shares and par value from $0.001 per share to $0.0001 per share consisting of the following:

•	90,000,000 shares of common stock
•	10,000,000 shares of founders’ class A common stock
•	50,000,000 shares of blank check common stock
•	500,000 shares of founders’ series A non-voting redeemable preferred stock
•	49,500 blank check preferred stock

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The foregoing description of the Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Articles, which was filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 filed with the Securities and Exchange Commission on December 30, 2020 and incorporated herein by reference.

On December 31, 2020, we issued an aggregate 435,000 shares of common stock, 20,000 shares of common stock pursuant to our Plan and 21,500 shares of Founders Series A Non-Voting Redeemable Preferred shares and 85,000 Founders Class A Common Stock.

On January 19, 2021, we filed a Certificate of Designation with the Secretary of State of the State of Nevada creating a new series of preferred stock called Series A Preferred Stock (See Item 5.03 herein).

Our Current Business

GPO Plus identifies underserved markets, segments and industries where there is little to no competition and develops specific GPOs around them. In addition, unlike major GPO’s, we have low MOQ’s (minimum order quantities); although we are not yet ready to accommodate individual customers. we are adjusted to accommodate each sale which enable small and mid-sized companies to participate with larger corporations, until we grow our sales base. We communicate with our members through our Website and CRM system to determine their needs to ensure GPO Plus provides relevant products and services, sustainable low prices and cost structures, increased efficiencies, and attentive customer service.

GPO Plus develops industry specific GPO that leverage the aggregated purchasing power of its members. The GPO’s use collective buying power to obtain and negotiate discounts on products and services from vendors. For instance, the Company was able to obtain access to a supply of antigen tests that we received a volume discount for and then was able to pass that discount rate to our members. The discounted rates are shared with our members saving them money and time and also improving supply chain efficiencies.

Principal Products or Services and their Markets

The main business segments are HealthGPO, a Group Purchasing Organization for the Healthcare industry, and cbdGPO, a Group Purchasing Organization for the Hemp industry. In addition, GPOPlus offers professional services through GPOPRO Services.

HealthGPO

HealthGPO is a Group Purchasing Organization (GPO) for healthcare related products and services for the emerging alternative market. Healthcare been on the verge of transformation for years, if not decades. But in a matter of months, the pandemic broke down long standing barriers and accelerated an emerging alternative market to the past traditions at a pace few could have imagined. This alternative marketplace is the entry into Healthcare by companies like GPO who saw an opportunity because of the imbalance of supply and demand due to Covid-19 and includes looking to elevate your sales conversations through technology installation data and quality metrics as well as targeting your sales strategy by looking at procedure and diagnose, hospital size, volume, location, and network affiliations together with new pricing metrics and direct delivery to health institutions.

Our target members are in and around the healthcare industry that includes hospitals, medical practice groups, laboratories, and professional physicians as well as entities not directly related to healthcare such as general businesses and governmental agencies. We hope to save our members money by aggregating purchases, negotiating with vendors, and sharing discounts. We hope to save our members time and alleviate headaches by streamlining orders and offering integrated solutions leading to considerable supply chain efficiencies. We have developed a robust social media platform and acquired millions of lead generation databases and started our campaign and within the first week, generated leads and closed a significant sale on the first lead so the Company feels it is on the right marketing direction for lead generation.

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What We Do

Aggregate, Negotiate + Share

•	Aggregate - HealthGPO aggregates the purchasing power of our members.
•	Negotiate - We use the collective buying power to negotiate discounts.
•	Share - The discounts are shared with our members to save them money.

HealthGPO leverages the aggregated purchasing power of our members. They use collective buying power to obtain and negotiate discounts on products and services from vendors. The discounted rates are then shared with its members saving them money and time by also improving supply chain efficiencies.

Products and Services

HealthGPO works with companies that have well priced high-quality products and services with advantageous terms. Our primary offerings are volume supply acquisitions, access to quality personal protective equipment (PPE), essential necessities and medical equipment from non-traditional, yet fully accredited suppliers. Additionally, we identify “best of breed” products that have a unique value proposition and become distributors with some form of exclusivity and/or favorable terms. HealthGPO is developing a b2b healthcare portal to offer medical products to everyday business. Technology will continue to play an important role in exceeding our stated goals. HealthGPO also addresses the needs of individual consumers who want access to products at a good price that is typically only available to healthcare professionals. We intend on developing a b2c (business to consumer) portal to sell healthcare and wellness products directly to consumers.

Approved Suppliers

Our suppliers are critical to our goal of delivering products and services that meet our members’ ever-evolving needs. Our sales team has been calling Members one at a time and assessing their current needs as we simultaneously offer them our newest products and services. By securing access to a robust and dynamic portfolio of products and maintaining the highest standards of customer care and service, HealthGPO will offer differentiated, high-quality group purchasing and consulting services to help our members lower costs. HealthGPO differentiates itself from larger similar GPOs with very competitive lower pricing due to the very low current operating costs of the enterprise, including developing a system requiring little to no inventory, direct shipping from manufacturer to end user.

HealthGPO’s Business Model

HealthGPO is committed to becoming an alternative option for all the needs of today’s healthcare industry. As demand increases for medical products, HealthGPO is responding by offering discounts (usually substantial discounts) on quality products with small MOQ’s. Our business is represented by an increasing number of offerings across the broad spectrum of medical supplies, including emerging medical and preventative products that have unique value propositions.

Membership

HealthGPO is developing a tiered, fee-based membership structure for our prospective members. Members will be entitled to receive priority services and benefits according to their membership tier. We hope to implement our planned membership structure during the third quarter of 2021. Fees and benefits will be assessed and adjusted on an ongoing basis to optimize our supply chain and meet the needs of our members. Participation in HealthGPO will be on a trial basis until our membership structure is finalized.

Problems

Current domestic market conditions expose how medical supplies have become increasingly more expensive. Product quality ranges drastically due to the relaxation of regulatory standards, and suppliers require high MOQs (minimum order quantities) which force businesses to make sizable investments in product purchases. Front-line businesses face overpowering competition, leaving established organizations to dominate the market and dictate the pricing. They also must compete with the government, such as when the Federal government purchased millions of PPE and the States had to scramble to search for PPE which had a domino effect to private healthcare facilities having to “fend” for themselves.

Crisis also breeds opportunity; unfortunately, sometimes not always honorable or altruistic. There are those who have ulterior motives, driven more by profit than service or quality. Businesses who are unfamiliar with this sector struggle to evaluate products and services among the widely divergent choices available. HealthGPO seeks to identify viable options to protect our members by direct one on one daily contact cold calling by our sales and marketing staff, contractors and staff as we ramp up.

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Solutions

Through innovative strategies, technology, and key relationships within the healthcare industry HealthGPO utilizes the power of Group Purchasing for the exclusive benefit of our members. HealthGPO is bringing solutions to the shortages of PPE and other currently much needed products utilized in the front line fighting Covid viruses and hopes to bring new solutions to businesses and established healthcare companies seeking alternatives to enter or expand in the industry. HealthGPO provides discounted new sources of non-traditional, yet fully approved and vetted materials, products that have a unique value proposition, and a wide range of business consulting services for new and existing businesses. Currently HealthGPO is selling PPE, Covid Tests, as well as antimicrobial materials and sanitizers.

The HealthGPO model includes focused concentration on Supply Chain optimization by moving away from a more traditional model of carrying inventory to a direct to end user model. The goal is for HealthGPO members to receive the products and services they need, when they need them at a price they can afford.

Opportunity

An alternative market has been emerging due to increased mandated compliance with public health standards and procedures in response to the global pandemic. Governments, non-healthcare commercial buildings, and general businesses now have a need for medical and protective equipment and have to perform continuous disinfecting procedures. These businesses are providing customers with common personal protective equipment (PPE) items such as hand sanitizers, protective masks, and in some instances, even gloves.

The global personal protective equipment (PPE) market that HealthGPO targets according to VynZ Research (a market research firm that offers research, analytics, and consulting services on business strategies) was valued at USD 52.7 billion in 2019 and is expected to reach USD 92.5 billion by 2025, growing at a CAGR of 8.7% during 2020-2025. In addition to traditional healthcare companies, new markets are emerging which includes many businesses such as convenience stores, hotels, strip mall stores, restaurants, etc. The businesses in this emerging alternative market have a need for additional services, medical equipment, and PPE products. Previously, existing GPO’s wouldn’t consider servicing these businesses and presumably couldn’t facilitate the new demand. In some cases, healthcare GPO’s internal governance prohibits them from working with companies that are not in the healthcare industry.

Many companies have been affected by reduced cash-flow and now face additional expenses and challenges to stay in business and be compliant. To meet the needs of its members, HealthGPO makes purchasing necessary products and essential supplies easy and affordable. Furthermore, due to the relationships with vendors, HealthGPO has unique access to “in demand” products that other organizations don't have and can't get access to. HealthGPO has hired consultants that have either long-term existing relationships they have brought to GPO or new relationships that have developed with the Covid-19 crisis that were looking for sales organizations they could establish exclusive or quasi exclusive relationships with thousands of their previous customers.

cbdGPO

cbdGPO will employ an operating structure and strategy similar to HealthGPO to provide an alternative procurement option to the Hemp industry. As demand for Hemp products continues to increase due to increased demand, cbdGPO will aim to offer quality proven products at discounts without having to place substantial orders. To that end, they plan to offer a wide range of products and services to meet the needs of their members.

GPO Plus created the first Hemp/CBD Group Purchasing Organization in order to extend large volume pricing of Hemp products and raw materials to small quantity buyers, allowing them to get the highest quality products at bulk pricing discounts without a minimum order quantity. Initially the CBD side of the business took pre-existing relationships with GPO Plus management and the database including several thousand relationships and gave them free memberships. Additionally, GPO Plus has purchased or acquired from known sources it has relationships with several significant databases it plans to roll out an intense focused marketing campaign first quarter of 2021.

cbdGPO is a membership-based buying group to help hemp companies including wholesalers, manufacturers, distributors, and labs realize savings and efficiencies by aggregating purchasing volume and using that leverage to negotiate discounts with manufacturers, distributors, and other vendors. We foresee that cbdGPO will allow wholesalers and other hemp companies to obtain the best quality consistent products at the best value.

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Following the Federal legalization of Hemp products in the United States, the 2018 Farm Bill there is an overwhelming demand for high quality Hemp products for both consumers as well as businesses looking to break into this lucrative industry. cbdGPO ensures that its suppliers deliver safe, cost-effective Hemp products to its members. The 2018 Farm Bill is more expansive. It allows hemp cultivation broadly, not simply pilot programs for studying market interest in hemp-derived products. It explicitly allows the transfer of hemp-derived products across state lines for commercial or other purposes. It also puts no restrictions on the sale, transport, or possession of hemp-derived products, so long as those items are produced in a manner consistent with the law.

Membership

cbdGPO is developing a large customer base that will eventually fit into our membership structure for our prospective members. To build its membership base level one memberships are being given away for free to anyone that asks as well as everyone that buys from us. In the future there may be a “tiered system, currently being developed where members will be entitled to receive priority services and benefits according to their membership tier. We plan to be an acquisitive company and would seek existing GPO’s with membership base for future acquisition. While we have no specific date to implement the next phase of membership some of the initial considerations would provide fees and benefits that will be assessed and adjusted on an ongoing basis to optimize our supply chain and meet the needs of our members. Participation in cbdGPO will be on a trial basis until our membership structure is finalized.

Purchasing Strategy and Request for Proposal Process

cbdGPO’s purpose is to help our members to realize savings and efficiencies by aggregating purchasing volume and using that leverage to negotiate discounts with manufacturers, distributors, and other vendors. We seek to offer our members the best products at the best value with approved suppliers.

Approved Suppliers

cbdGPO suppliers will manufacture and produce raw materials (isolate and distillate) and/or white label and private label Hemp products. They only partner with licensed Hemp suppliers, preferred vendors, manufacturers, and/or agents of cbdGPO.

All suppliers have been and will continue to be thoroughly vetted by cbdGPO. Vetting procedure may include, without limitation, site inspection(s), independent testing, and corporate background checks. Suppliers must be compliant with all applicable federal and state regulations. Approved suppliers must produce a complete chain of product custody (including all COA’s from DEA approved labs) and confirm all manufacturing of products are conducted in FDA inspected and approved facilities.

GPOPRO Services

In addition to addressing industry specific purchasing needs, GPOPlus plans to offer professional services in the future through GPOPRO Services to its members. Planned services include:

•	GPO PAY—low-cost reliable payment processing. GPOPlus will work directly with institutions to provide low-cost and reliable payment processing services to its members.
•	GPO SAFE-SHIP—we currently use standard shipping carriers; however, we hope that in the future we will become a licensed, insured, and bonded shipping solution for our members and are looking into the process and costs to become so licensed. The initial focus will be business to business shipping followed by direct-to-consumer shipping as well.
•	GPO INSURANCE— offering multiple types of insurance and coverage to our members through vetted reputable insurance companies to be chosen by GPO. This program is currently under development.
•	GPO SUPPLIES—GPO Supplies will offer custom packaging, labels, lab equipment and materials, apparel, merchandise, general printing, and promotional items to all members.

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Competition and Competitive Strategy

Competition

In general, the concept of group purchasing is growing and being applied to many industries including the purchase raw materials and supplies and is common practice in the grocery industry, healthcare, electronics, industrial manufacturing and agricultural industries. In recent years, group purchasing has begun to take root in the nonprofit community. GPO focuses on healthcare and CBD. In the healthcare field, GPOs have most commonly been accessed by acute-care organizations, but non-profit Community Clinics and Health Centers throughout the U.S. have also been engaging in group purchasing.

Some of the companies holding the largest market share in the Healthcare related Group Purchasing Organizations industry include:

•	Premier, Inc. NASDAQ: PINC (Charlotte, N.C.) - is a leading healthcare improvement company, uniting an alliance of more than 4,000 U.S. hospitals and health systems and approximately 175,000 other providers and organizations to transform healthcare. With integrated data and analytics, collaboratives, supply chain solutions, and consulting and other services, Premier enables better care and outcomes at a lower cost. 3,000 hospitals and 110,000 other healthcare providers. In addition to leveraging contracts for its member providers, Premier also has a clinical database containing information on approximately $41 billion in annual purchasing data, approximately 2.5 million real-time daily clinical transactions and data on one third of discharges nationwide.
•	McKesson Corporation NYSE: MCK (Irving, TX) - McKesson Corporation is a global leader in healthcare supply chain management solutions, retail pharmacy, community oncology and specialty care, and healthcare information solutions. McKesson partners with pharmaceutical manufacturers, providers, pharmacies, governments and other organizations in healthcare to help provide the right medicines, medical products and healthcare services to the right patients at the right time, safely and cost-effectively.
•	Intalere PRIVATE (St. Louis, MO) Intalere is a group purchasing organization whose mission focuses on elevating the health of healthcare by designing solutions to improve its members’ financial, operational and clinical performance.
•	MedAssets (Alpharetta, Ga.) - 4,400 hospitals and 122,000 non-acute healthcare providers. MedAssets is an exclusively healthcare-focused GPO that serves four out of five hospitals in the U.S. The GPO manages more than $50 billion in supply expense, $2.5 billion in labor expense and $365 billion in gross revenue on behalf of its clients.

While the market health industry GPOs are well established, GPO participation in the emerging Hemp industries is in its infancy. Certain refined and unrefined Hemp products are presently offered by a small number of generalized healthcare and agricultural group purchasers; however, no GPO has emerged as a dominant market presence to meet the needs of the growing global Hemp market.

Competitive Strategy

As a development stage provider of GPOs and related services, we plan on establishing our competitive position by leveraging industry relationships, with direct contact to many of our manufacturers to obtain direct purchasing power and direct shipping. Because we are in the healthcare industry and a bi-product of Covid-19 superior market research is being driven and made available by the federal government as well as the scientific community on the types of products we sell such as PPE and sanitizer. We have built a 30+ sales force operating with significant flexibility on two coasts who are developing marketing strategies tailored to new and developing markets in the Healthcare and Hemp industries.

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Marketing Strategy

We plan to market our services through a variety of channels including industry targeted print advertising campaigns, email, and telephone-focused direct marketing. We also intend to establish a network of sales offices in major industry centers. In July 2020, we established our first sales office in Florida. We will seek to develop alliances with key industry organizations in order to access the broadest possible range of industry participants. We have two valuable databases from key management personal who joined our team and also purchased a very large database of industry participants. We have developed a robust CRM system in house and plan to roll out a massive social media campaign first quarter of 2021. Attending major industry conferences and tradeshows will increase our visibility in the markets from which we intend to draw our membership base. We are planning no in person attendance until Covid-19 is under control and the medical community is advising trade shows and conferences are allowable again. In the interim many organizations are holding Zoom or Microsoft Meetings or Google Hangouts for free and our sales team members are attending.

In order to attract members and promote products through our website, we will also market through online advertisements.

For online marketing we will use the following methods:

•	Implement a strong SEO (search engine optimization) strategy to generate web traffic
•	Develop and launch websites focused on specific product lines
•	Hire social media marketers and approach industry influencers
•	Offer a blog with valuable information about our industry

Intellectual Property

We do not own, either legally or beneficially, any patents or trademarks. We claim common law trademark rights to our corporate names, and copyright in our marketing and promotional materials.

Research and Development during Our Last Two Fiscal Years

We have not in the past two years conducted any research and development activities.

Government Regulation

GPOs may be subject to certain federal laws that HHS, DOJ, and FTC could be responsible for enforcing.

HHS

HHS-OIG is responsible for enforcing the Anti-Kickback statute. GPOs that meet the safe harbor’s requirements are allowed to collect contract administrative fees from vendors, which could otherwise be considered unlawful under the Anti-Kickback statute.

DOJ and FTC

DOJ and FTC are responsible for enforcing federal antitrust laws, which GPOs are required to follow.

Many GPOs self- regulate their business practices

General

The healthcare industry is highly regulated by federal and state authorities and is subject to changing political, economic and regulatory influences. Factors such as changes in reimbursement policies for healthcare expenses, consolidation in the healthcare industry, regulation, litigation and general economic conditions affect the purchasing practices, operations and the financial health of healthcare organizations. In particular, changes in laws and regulations affecting the healthcare industry, such as increased regulation of the purchase and sale of medical products, or restrictions on permissible discounts and other financial arrangements, could require us to make unplanned modifications of our products and services, result in delays or cancellations of orders or reduce funds and demand for our products and services.

We are subject to numerous risks arising from governmental oversight and regulation. You should carefully review the following discussion and the risks discussed under "Risk Factors" for a more detailed discussion.

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Affordable Care Act (ACA)

The ACA is a sweeping law that has spawned multiple regulatory measures designed to expand access to affordable health insurance, control healthcare spending and improve healthcare quality. The law includes provisions to tie Medicare provider reimbursement to healthcare quality and incentives, mandatory compliance programs, enhanced transparency disclosure requirements, increased funding and initiatives to address fraud and abuse and incentives to state Medicaid programs to promote community-based care as an alternative to institutional long-term care services. Likewise, many states have adopted or are considering changes in healthcare policies in part due to state budgetary shortfalls. Ongoing uncertainty regarding implementation of certain aspects of the ACA makes it difficult to predict the impact the ACA or state law proposals may have on our business. The Trump administration and Republican majorities in both houses of Congress have attempted, and may in the future attempt, to repeal, replace, modify or delay implementation of the ACA through both legislative and regulatory action. For example, on December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act ("TCJA"), which eliminates the individual insurance mandate beginning in 2019. On January 20, 2017, President Trump issued his first executive order titled "Minimizing the Economic Burden of the Patient Protection And Affordable Care Act Pending Repeal," that directs federal regulators to begin dismantling the ACA through regulatory and policy-making processes and procedures, "to the maximum extent permitted by law." In June 2017, the House of Representatives passed legislation to repeal and replace the ACA, however in July 2017, the Senate rejected legislation to repeal and replace the ACA. The 2018 election resulted in renewed uncertainty with the Democrats taking control of the House of Representatives, while the Senate remained Republican controlled. The Supreme Court has agreed to hear a case challenging the constitutionality of the ACA brought by a group of state Attorneys General during the 2020-2021 term. A decision in the case will not occur until February 2021, at the earliest. Any future changes may ultimately impact the provisions of the ACA or other laws or regulations that either currently affect, or may in the future affect, our business. We believe it is important to note that most of the controversy related to the ACA relates to coverage expansion and not the issues related to quality improvement and cost reduction.

U.S. Food and Drug Administration Regulation

The U.S. Food and Drug Administration ("FDA") extensively regulates, among other things, the research, development, testing, manufacture, quality control, approval, labeling, packaging, storage, record-keeping, promotion, advertising, distribution, marketing and export and import of medical devices. To the extent that functionality in one or more of our current or future software products causes the software to be regulated as a medical device under existing or future FDA regulations including the 21st Century Cures Act, which addresses, among other issues, the patient safety concerns generated by cybersecurity risks to medical devices and the interoperability between medical devices, we could be required to:

•	register our company and list our FDA-regulated products with the FDA;
•	obtain pre-market approval establishing the safety and efficacy of our regulated products or clearance from the FDA based on demonstration of substantial equivalence to a legally marketed device before marketing our regulated products;
•	obtain an investigational device exemption ("IDE") prior to conducting clinical trials with the regulated products;
•	obtain FDA approval by demonstrating the safety and effectiveness of the regulated products prior to marketing;
•	submit to inspections by the FDA; and
•	comply with various FDA regulations, including the agency's quality system regulation, medical device reporting regulations, requirements for medical device modifications, increased rigor of the secure development life cycle in the development of medical devices and the interoperability of medical devices and electronic health records, requirements for clinical investigations or post-market studies, corrections and removal reporting regulations, and post-market surveillance regulations.

A new medical device must be cleared or approved by FDA through the premarket approval ("PMA") or 510(k) clearance. For medical devices that require a PMA, clinical studies performed under an IDE will become part of a PMA for a medical device.

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Once a medical device product requiring a PMA is identified for development, it enters the feasibility study stage. For significant risk devices, including devices that are substantially important in diagnosing, curing, mitigating or treating disease or in preventing impairment to human health, sponsors must submit an investigational plan to the FDA as part of the IDE. The IDE automatically becomes effective 30 days after receipt by the FDA, unless the FDA, within the 30-day time period, places the clinical trial on a clinical hold. An IDE sponsor typically must submit results of feasibility studies to FDA to receive approval to proceed with a pivotal study. A pivotal study is generally intended as the primary clinical support for a marketing application.

All clinical trials must be conducted under the supervision of one or more qualified investigators in accordance with good clinical practice ("GCP") regulations. They must be conducted under protocols detailing the objectives of the trial, dosing procedures, subject selection and exclusion criteria and the safety and effectiveness criteria to be evaluated. Each protocol must be submitted to the FDA as part of the IDE, and progress reports detailing the results of the clinical trials must be submitted at least annually. In addition, timely safety reports must be submitted to the FDA and the investigators for serious and unexpected adverse events. Medical devices typically rely on one or a few pivotal studies. Clinical trials are subject to extensive monitoring, recordkeeping and reporting requirements. Clinical trials must be conducted under the oversight of an institutional review board ("IRB"). An IRB responsible for the research conducted at each institution participating in the clinical trial must review and approve each protocol before a clinical trial commences at that institution and must also approve the information regarding the trial and the consent form that must be provided to each trial subject or his or her legal representative, monitor the study until completed and otherwise comply with IRB regulations.

The FDA, the IRB, or we could suspend a clinical trial at any time for various reasons, including a belief that the risks to study subjects outweigh the anticipated benefits or a finding that the research subjects or patients are being exposed to an unacceptable health risk. Similarly, an IRB can suspend or terminate approval of a clinical trial at its institution if the clinical trial is not being conducted in accordance with the IRB's requirements or if the device has been associated with unexpected serious harm to patients.

During the development of a new medical device, sponsors are given opportunities to meet with the FDA at certain points. These points may be prior to submission of an IDE and before a PMA is submitted. Meetings at other times may be requested. These meetings can provide an opportunity for the sponsor to share information about the data gathered to date, for the FDA to provide advice, and for the sponsor and FDA to reach agreement on the next phase of development. Sponsors typically use the end of feasibility studies to plan for their pivotal trial or trials for a medical device.

Appropriate packaging must be selected and tested and stability studies must be conducted to demonstrate that the product candidate does not undergo unacceptable deterioration over its shelf life. Before approving a PMA, the FDA typically will inspect the facility or facilities where the product is manufactured. The FDA will not approve an application unless it determines that the manufacturing processes and facilities are in full compliance with Current Good Manufacturing Practices ("cGMP") requirements and adequate to assure consistent production of the product within required specifications.

Manufacturers and others involved in the manufacture and distribution of products must also register their establishments with the FDA and certain state agencies. Both domestic and foreign manufacturing establishments must register and provide additional information to the FDA upon their initial participation in the manufacturing process. Any product manufactured by or imported from a facility that has not registered, whether foreign or domestic, is deemed misbranded under the Federal Food, Drug, and Cosmetic Act ("FDCA") (21 U.S.C. § 301 et seq.).

Establishments may be subject to periodic unannounced inspections by government authorities to ensure compliance with cGMP and other laws. Manufacturers may have to provide, on request, electronic or physical records regarding their establishments. Delaying, denying, limiting, or refusing inspection by the FDA may lead to a product being deemed to be adulterated.

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Medical Devices U.S. Review and Approval Processes

Unless an exemption applies, medical devices commercially distributed in the United States require either premarket notification, or 510(k) clearance, or approval of a PMA application from the FDA. The FDA classifies medical devices into one of three classes. Class I devices, considered to have the lowest risk, are those for which safety and effectiveness can be assured by adherence to the FDA's general regulatory controls for medical devices, which include compliance with the applicable portions of the FDA's Quality System Regulation ("QSR") facility registration and product listing, reporting of adverse medical events, and appropriate, truthful and non-misleading labeling, advertising, and promotional materials ("General Controls"). Class II devices are subject to the FDA's General Controls, and any other special controls as deemed necessary by the FDA to ensure the safety and effectiveness of the device ("Special Controls"). Manufacturers of most Class II and some Class I devices are required to submit to the FDA a premarket notification under Section 510(k) of the FDCA, requesting permission to commercially distribute the device. This process is generally known as 510(k) clearance. Devices deemed by the FDA to pose the greatest risks, such as life-sustaining, life-supporting or implantable devices, or devices that have a new intended use, or use advanced technology that is not substantially equivalent to that of a legally marketed device, are placed in Class III, requiring approval of a PMA. The submission of a 510(k) or PMA is subject to the payment of user fees; a waiver of such fees may be obtained under certain limited circumstances.

510(k) Clearance Pathway for Medical Devices

When a 510(k) clearance is required, an applicant is required to submit a 510(k)-application demonstrating that the proposed device is substantially equivalent to a previously cleared 510(k) device or a device that was in commercial distribution before May 28, 1976 for which the FDA has not yet called for the submission of PMAs. By regulation, the FDA is required to clear or deny a 510(k) premarket notification within 90 days of submission of the application. As a practical matter, clearance may take longer. Typically, the FDA's response after reviewing a 510(k) application is a request for additional data or clarification. Depending on the complexity of the application and the amount of data required, the process may be lengthened by several months or more. If additional data, including clinical data, are needed to support our claims, the 510(k)-application process may be significantly lengthened.

If the FDA issues an order declaring the device to be Not Substantially Equivalent ("NSE"), the device is placed into a Class III or PMA category. At that time, a manufacturer can request a de novo classification of the product. De novo generally applies where there is no predicate device, and the FDA believes the device is sufficiently safe so that no PMA should be required. The request must be in writing and sent within 30 days from the receipt of the NSE determination. The request should include a description of the device, labeling for the device, reasons for the recommended classification and information to support the recommendation. The de novo process has a 60-day review period. If the FDA classifies the device into Class II, a company will then receive an approval order to market the device. This device type can then be used as a predicate device for future 510(k) submissions. However, if the FDA subsequently determines that the device will remain in the Class III category, the device cannot be marketed until the manufacturer has obtained an approved PMA.

Any modification to a 510(k)-cleared device that would constitute a major change in its intended use, or any change that could significantly affect the safety or effectiveness of the device, requires a new 510(k) clearance and may even, in some circumstances, require a PMA if the change raises complex or novel scientific issues or the product has a new intended use. The FDA requires every manufacturer to make the determination regarding the need for a new 510(k) submission in the first instance, but the FDA may review any manufacturer's decision. If the FDA were to disagree with a manufacturer's determination that changes did not require a new 510(k) submission, it could require the manufacturer to cease marketing and distribution or recall the modified device until 510(k) clearance or PMA approval is obtained. If the FDA requires the manufacturer to seek 510(k) clearance or PMA approval for any modifications, the manufacturer may be required to cease marketing or recall the modified device, if already in distribution, until 510(k) clearance or PMA approval is obtained.

Premarket Approval (PMA) Pathway for Medical Devices

While we believe that if any functionality in one or more of our current or future software products causes the software to be regulated as a medical device, our software products will be subject to the 510(k)-clearance pathway, FDA could evaluate our product under the PMA pathway if it believes the device component raises sufficiently complex or novel scientific issues.

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A PMA application must be submitted to the FDA if the device cannot be cleared through the 510(k) process or is not otherwise exempt from the FDA's premarket clearance and approval requirements. A PMA application must generally be supported by extensive data, including, but not limited to, technical, preclinical, clinical trial, manufacturing and labeling, to demonstrate to the FDA's satisfaction the safety and effectiveness of the device for its intended use. During the review period, the FDA will typically request additional information or clarification of the information already provided. Also, an advisory panel of experts from outside the FDA may be convened to review and evaluate the application and provide recommendations to the FDA as to the approvability of the device. The FDA may or may not accept the panel's recommendation. In addition, the FDA will generally conduct a pre-approval inspection of the manufacturer or third-party manufacturers' or suppliers' manufacturing facility or facilities to ensure compliance with the QSR. Once a PMA is approved, the FDA may require that certain conditions of approval be met, such as conducting a post-market clinical trial.

New PMAs or PMA supplements are required for modifications that affect the safety or effectiveness of the device, including, for example, certain types of modifications to the device's indication for use, manufacturing process, labeling and design. PMA supplements often require submission of the same type of information as a PMA, except that the supplement is limited to information needed to support any changes from the device covered by the original PMA and may not require as extensive clinical data or the convening of an advisory panel.

Clinical trials are generally required to support a PMA application and are sometimes required for 510(k) clearance. Such trials generally require an application for an IDE, which is approved in advance by the FDA for a specified number of patients and study sites, unless the product is deemed a non-significant risk device eligible for more abbreviated IDE requirements. A significant risk device is one that presents a potential for serious risk to the health, safety or welfare of a patient and either is implanted, used in supporting or sustaining human life, substantially important in diagnosing, curing, mitigating, or treating disease or otherwise preventing impairment of human health, or otherwise presents a potential for serious risk to a subject.

Post-Approval Regulation of Medical Devices

After a product is placed on the market, numerous regulatory requirements continue to apply. In addition to the requirements below, adverse event reporting regulations require that manufacturers report to the FDA any incident in which our product may have caused or contributed to a death or serious injury or in which our product malfunctioned and, if the malfunction were to recur, would likely cause or contribute to death or serious injury. Additional regulatory requirements include:

•	product listing and establishment registration, which helps facilitate FDA inspections and other regulatory action;
•	QSR, which requires manufacturers, including third-party manufacturers, to follow stringent design, validation, testing, control, documentation and other quality assurance procedures during all aspects of the design and manufacturing process;
•	labeling regulations and FDA prohibitions against the promotion of products for uncleared, unapproved, or off-label use or indication;
•	clearance of product modifications that could significantly affect safety or effectiveness or that would constitute a major change in intended use of one of our cleared or approved devices;
•	notice or approval of product or manufacturing process modifications or deviations that affect the safety or effectiveness of one of our cleared or approved devices;
•	post-approval restrictions or conditions, including post-approval study commitments;
•	post-market surveillance regulations, which apply, when necessary, to protect the public health or to provide additional safety and effectiveness data for the device;
•	the FDA's recall authority, whereby it can ask, or under certain conditions order, device manufacturers to recall from the market a product that is in violation of governing laws and regulations;
•	regulations pertaining to voluntary recalls; and
•	notices of corrections or removals.

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Advertising and promotion of medical devices, in addition to being regulated by the FDA, are also regulated by the U.S. Federal Trade Commission, or FTC, and by state regulatory and enforcement authorities. Promotional activities for FDA-regulated products of other companies have been the subject of enforcement action brought under healthcare reimbursement laws and consumer protection statutes. Furthermore, under the federal U.S. Lanham Act and similar state laws, competitors and others can initiate litigation relating to advertising claims. In addition, manufacturers are required to meet regulatory requirements in countries outside the United States, which can change rapidly with relatively short notice. If the FDA determines that our promotional materials or training constitutes promotion of an unapproved or uncleared use, it could request that the manufacturer modify our training or promotional materials or subject it to regulatory or enforcement actions. It is also possible that other federal, state or foreign enforcement authorities might take action if they consider our promotional or training materials to constitute promotion of an unapproved use, which could result in significant fines or penalties under other statutory authorities, such as laws prohibiting false claims for reimbursement.

•	Failure by us or by our third-party manufacturers and suppliers to comply with applicable regulatory requirements can result in enforcement action by the FDA or other regulatory authorities, which may result in sanctions including, but not limited to:
•	untitled letters, warning letters, fines, injunctions, consent decrees and civil penalties;
•	customer notifications or repair, replacement, refunds, recall, detention or seizure of our products;
•	operating restrictions or partial suspension or total shutdown of production;
•	refusing or delaying requests for 510(k) clearance or PMA approvals of new products or modified products;
•	withdrawing 510(k) clearances or PMA approvals that have already been granted;
•	refusing to grant export approval for our products; or
•	criminal prosecution.

Civil and Criminal Fraud and Abuse Laws

We are subject to federal and state laws and regulations designed to protect patients, governmental healthcare programs and private health plans from fraudulent and abusive activities. These laws include anti-kickback restrictions and laws prohibiting the submission of false or fraudulent claims. These laws are complex and broadly worded, and their application to our specific products, services and relationships may not be clear and may be applied to our business in ways that we do not anticipate. Federal and state regulatory and law enforcement authorities have over time increased enforcement activities with respect to Medicare and Medicaid fraud and abuse regulations and other reimbursement laws and rules. These laws and regulations include:

Anti-Kickback Laws.

The federal Anti-Kickback Statute prohibits the knowing and willful offer, payment, solicitation or receipt of remuneration, directly or indirectly, in return for the referral of patients or arranging for the referral of patients, or in return for the recommendation, arrangement, purchase, lease or order of items or services that are covered, in whole or in part, by a federal healthcare program such as Medicare or Medicaid. The definition of "remuneration" has been broadly interpreted to include anything of value such as gifts, discounts, rebates, waiver of payments or providing anything at less than its fair market value. Many states have adopted similar prohibitions against kickbacks and other practices that are intended to influence the purchase, lease or ordering of healthcare items and services regardless of whether the item or service is covered under a governmental health program or private health plan. Certain statutory and regulatory safe harbors exist that protect specified business arrangements from prosecution under the Anti-Kickback Statute if all elements of an applicable safe harbor are met, however these safe harbors are narrow and often difficult to comply with. Congress has appropriated an increasing amount of funds in recent years to support enforcement activities aimed at reducing healthcare fraud and abuse.

The U.S. Department of Health and Human Services, or HHS, created certain safe harbor regulations which, if fully complied with, assure parties to a particular arrangement covered by a safe harbor that they will not be prosecuted under the Anti-Kickback Statute. We attempt to structure our group purchasing services, pricing discount arrangements with suppliers, and revenue share arrangements with applicable members to meet the terms of the safe harbor for GPOs set forth at 42 C.F.R. § 1001.952(j) and the discount safe harbor set forth at 42 C.F.R. § 1001.952(h). Although full compliance with the provisions of a safe harbor ensures against prosecution under the Anti-Kickback Statute, failure of a transaction or arrangement to fit within a safe harbor does not necessarily mean that the transaction or arrangement is illegal or that prosecution under the Anti-Kickback Statute will be pursued. From time to time, HHS, through its Office of Inspector General, makes formal and informal inquiries, conducts investigations and audits the business practices of GPOs, including our GPO, the result of which could be new rules, regulations or in some cases, a formal enforcement action.

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To help ensure regulatory compliance with HHS rules and regulations, our members that report their costs to Medicare are required under the terms of the Premier Group Purchasing Policy to appropriately reflect all elements of value received in connection with our IPO on their cost reports. We are required to furnish applicable reports to such members setting forth the amount of such value, to assist their compliance with such cost reporting requirements. There can be no assurance that the HHS Office of Inspector General or the U.S. Department of Justice, or DOJ, will concur that these actions satisfy their applicable rules and regulations.

False Claims Act.

Our business is also subject to numerous federal and state laws that forbid the submission or "causing the submission" of false or fraudulent information or the failure to disclose information in connection with the submission and payment of claims for reimbursement to Medicare, Medicaid or other governmental healthcare programs or private health plans. In particular, the False Claims Act, or FCA, prohibits a person from knowingly presenting or causing to be presented a false or fraudulent claim for payment or approval by an officer, employee or agent of the United States. In addition, the FCA prohibits a person from knowingly making, using, or causing to be made or used a false record or statement material to such a claim. Violations of the FCA may result in treble damages, significant monetary penalties, and other collateral consequences including, potentially, exclusion from participation in federally funded healthcare programs. A claim that includes items or services resulting from a violation of the Anti-Kickback Statute constitutes a false or fraudulent claim for purposes of the FCA.

Privacy and Security Laws.

The Health Insurance Portability and Accountability Act of 1996, or HIPAA, contains substantial restrictions and requirements with respect to the use and disclosure of certain individually identifiable health information, referred to as "protected health information." The HIPAA Privacy Rule prohibits a covered entity or a business associate (essentially, a third party engaged to assist a covered entity with enumerated operational and/or compliance functions) from using or disclosing protected health information unless the use or disclosure is validly authorized by the individual or is specifically required or permitted under the HIPAA Privacy Rule and only if certain complex requirements are met. In addition to following these complex requirements, covered entities and business associates must also meet additional compliance obligations set forth in the HIPAA Privacy Rule. In addition, the HIPAA Security Rule establishes administrative, organizational, physical and technical safeguards to protect the privacy, integrity and availability of electronic protected health information maintained or transmitted by covered entities and business associates. The HIPAA Security Rule requirements are intended to mandate that covered entities and business associates regularly re-assess the adequacy of their safeguards in light of changing and evolving security risks. Finally, the HIPAA Breach Notification Rule requires that covered entities and business associates, under certain circumstances, notify patients/beneficiaries, media outlets and HHS when there has been an improper use or disclosure of protected health information.

Our self-funded health benefit plan and our healthcare provider members (provided that these members engage in HIPAA-defined standard electronic transactions with health plans, which will be all or the vast majority) are directly regulated by HIPAA as "covered entities." Additionally, because most of our U.S. hospital members disclose protected health information to us so that we may use that information to provide certain data analytics, benchmarking, consulting or other operational and compliance services to these members, we are a "business associate" of those members. In these cases, in order to provide members with services that involve the use or disclosure of protected health information, HIPAA requires us to enter into "business associate agreements" with our covered entity members. Such agreements must, among other things, provide adequate written assurances:

•	as to how we will use and disclose the protected health information within certain allowable parameters established by HIPAA,
•	that we will implement reasonable and appropriate administrative, organizational, physical and technical safeguards to protect such information from impermissible use or disclosure,
•	that we will enter into similar agreements with our agents and subcontractors that have access to the information,
•	that we will report breaches of unsecured protected health information, security incidents and other inappropriate uses or disclosures of the information, and
•	that we will assist the covered entity with certain of its duties under HIPAA.

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With the enactment of the Health Information Technology for Economic and Clinical Health, or HITECH Act, the privacy and security requirements of HIPAA were modified and expanded. The HITECH Act applies certain of the HIPAA privacy and security requirements directly to business associates of covered entities. Prior to this change, business associates had contractual obligations to covered entities but were not subject to direct enforcement by the federal government. In 2013, HHS released final rules implementing the HITECH Act changes to HIPAA. These amendments expanded the protection of protected health information by, among other things, imposing additional requirements on business associates, further restricting the disclosure of protected health information in certain cases when the disclosure is part of a remunerated transaction, and modifying the HIPAA Breach Notification Rule, which has been in effect since September 2009, to create a rebuttable presumption that an improper use or disclosure of protected health information under certain circumstances requires notice to affected patients/beneficiaries, media outlets and HHS.

Transaction Requirements.

HIPAA also mandates format, data content and provider identifier standards that must be used in certain electronic transactions, such as claims, payment advice and eligibility inquiries. Although our systems are fully capable of transmitting transactions that comply with these requirements, some payers and healthcare clearinghouses with which we conduct business may interpret HIPAA transaction requirements differently than we do or may require us to use legacy formats or include legacy identifiers as they make the transition to full compliance. In cases where payers or healthcare clearinghouses require conformity with their interpretations or require us to accommodate legacy transactions or identifiers as a condition of successful transactions, we attempt to comply with their requirements, but may be subject to enforcement actions as a result. In 2009, CMS published a final rule adopting updated standard code sets for diagnoses and procedures known as ICD-10 code sets and changing the formats to be used for electronic transactions subject to the ICD-10 code sets, known as Version 5010. All healthcare providers are required to comply with Version 5010 and use the ICD-10 code sets.

Other Federal and State Laws.

In addition to our obligations under HIPAA there are other federal laws that impose specific privacy and security obligations, above and beyond HIPAA, for certain types of health information and impose additional sanctions and penalties. These rules are not preempted by HIPAA. Most states have enacted patient and/or beneficiary confidentiality laws that protect against the disclosure of confidential medical information, and many states have adopted or are considering adopting further legislation in this area, including privacy safeguards, security standards, data security breach notification requirements, and special rules for so-called "sensitive" health information, such as mental health, genetic testing results, or Human Immunodeficiency Virus, or HIV, status. These state laws, if more stringent than HIPAA requirements, are not preempted by the federal requirements, and we are required to comply with them as well.

We are unable to predict what changes to HIPAA or other federal or state laws or regulations might be made in the future or how those changes could affect our business or the associated costs of compliance.

Antitrust Laws

The Sherman Antitrust Act and related federal and state antitrust laws are complex laws that prohibit contracts in restraint of trade or other activities that are designed to or that have the effect of reducing competition in the market. The federal antitrust laws promote fair competition in business and are intended to create a level playing field so that both small and large companies are able to compete in the market. In their 1996 Statements of Antitrust Enforcement Policy in Health Care, or the Healthcare Statements, the DOJ and the Federal Trade Commission, or FTC, set forth guidelines specifically designed to help GPOs gauge whether a particular purchasing arrangement may raise antitrust concerns and established an antitrust safety zone for joint purchasing arrangements among healthcare providers. Under this antitrust safety zone, the DOJ and FTC will not challenge, except in extraordinary circumstances, joint purchasing arrangements among healthcare providers that meet two basic conditions: (i) the purchases made by the healthcare providers account for less than 35% of the total sales of the purchased product or service in the relevant market; and (ii) the cost of the products and services purchased jointly account for less than 20% of the total revenues from all products and services sold by each competing participant in the joint purchasing arrangement.

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We have attempted to structure our contracts and pricing arrangements in accordance with the Healthcare Statements and believe that our GPO supplier contracts, and pricing discount arrangements should not be found to violate the antitrust laws. No assurance can be given that enforcement authorities will agree with this assessment. In addition, private parties also may bring suit for alleged violations under the U.S. antitrust laws. From time to time, the group purchasing industry comes under review by Congress and other governmental bodies with respect to antitrust laws, the scope of which includes, among other things, the relationships between GPOs and their members, distributors, manufacturers and other suppliers, as well as the services performed, and payments received in connection with GPO programs.

Congress, the DOJ, the FTC, the U.S. Senate or another state or federal entity could at any time open a new investigation of the group purchasing industry, or develop new rules, regulations or laws governing the industry, that could adversely impact our ability to negotiate pricing arrangements with suppliers, increase reporting and documentation requirements, or otherwise require us to modify our arrangements in a manner that adversely impacts our business. We may also face private or government lawsuits alleging violations arising from the concerns articulated by these governmental factors or alleging violations based solely on concerns of individual private parties.

ERISA and Laws Impacting Employer Group Health Plans

Many of the clients we hope to serve sponsor employer group health plans, which are subject to the Employee Retirement Income Security Act of 1974 (ERISA), the Internal Revenue Code, Medicare Secondary Payer statute, HIPAA privacy, and in some cases, state insurance laws. While compliance for these various rules falls on the employer-sponsor of the health plan, in some cases, compliance is delegated to a vendor, such as us. We protect ourselves from liability for these client health plans by virtue of contractual provisions insulting us from exposure and responsibility for the employer-sponsor's legal obligations.

Governmental Audits

Because we act as a GPO for healthcare providers that participate in governmental programs, our group purchasing services may in the future be subject to periodic surveys and audits by governmental entities or contractors for compliance with Medicare and Medicaid standards and requirements. We will respond to these government reviews and audits but cannot predict what the outcome of any future audits may be or whether the results of any audits could significantly or negatively impact our business, our financial condition or results of operations.

Property

On November 1, 2020, the Company entered into a lease agreement for an office premise at 3571 E. Sunset Road Las Vegas Nevada on a month-to-month basis at the cost of $4,500 per month, consisting of $2,000 payable in common shares of the Company and $2,750 payable in cash. The Company may extend the lease on a month-to-month basis following expiration of the initial term.

Employees

As of December 31, 2020, we have no employees. We utilize consultants to generate sales for our company.

Legal Proceedings

On August 14, 2020 the Company was included in what it believes to be a non-material litigation filed in the Circuit Court of the Firth Judicial Circuit, Hernando County, Florida Case No. 20-CA-0652, MNP Industries, LLC vs Smeal et al. The complaint, which alleges the breach of certain non-compete agreements by multiple defendants, attempted to implicate the Company on the mistaken belief that the Company had acquired another defendant, Miracle Products, LLC. There is not, however, any common ownership or affiliate relationship among the Company and the co-defendants, and the Company is not party to any non-compete agreement with the plaintiff. On December 17, 2020 the court issued an Order, denying the Plaintiff’s request and so all of the defendants in the case are now free to work for a competitor of Plaintiff and can service current and former customers of Plaintiff use the customer list and can even solicit customers and or the customer list, this was a huge victory for GPO Plus. The Company has instructed counsel to file a motion to dismiss the complaint as it relates to the Company on the grounds that it fails to state a cause of action for which relief may be granted and to file a counter lawsuit against the Plaintiff’s which has been filed.

With the exception of the above-described complaint, which we believe to be non-material, we are not involved in any pending legal proceeding or litigation and, to the best of our knowledge, no governmental authority is contemplating any proceeding to which we are a party, and which would reasonably be likely to have a material adverse effect on our company.

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Risk Factors

You should consider carefully the risks and uncertainties described below, together with all of the other information in this Current Report on Form 8-K. If any of the following risks are realized, our business, financial condition, results of operations and prospects could be materially and adversely affected. The risks described below are not the only risks facing the Company. Risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition, results of operations and/or prospects.

RISK FACTORS

Risks Related to our Business

We have a limited operating history with significant losses.

As of October 31, 2020, we generated revenues of $30,627 but incurred net loss of $147,607 during the period and a cumulative net loss of $266,423 since our inception. We expect to generate additional losses for the foreseeable future while we establish our business. We also anticipate sustaining a loss from operations for the fiscal year ended April 30, 2021. Our profitability will depend on our ability to successfully market and attract members for our GPO’s and sell products and services to our GPO’s membership, and there can be no assurance that we will be able to do so. If we are unable to achieve profitability or to raise sufficient capital to carry out our business plan, we may not be able to continue operations.

We may not be able to secure additional financing to meet our future capital needs due to changes in general economic conditions.

We anticipate needing significant capital to develop our sales force and effectively market our GPOs. We may use capital more rapidly than currently anticipated and incur higher operating expenses than currently expected, and we will require external financing to satisfy our operating and capital needs. We will need new or additional financing in the future to conduct our operations or expand our business. Any sustained weakness in the general economic conditions and/or financial markets in the United States or globally could adversely affect our ability to raise capital on favorable terms or at all. From time to time we have relied, and may also rely in the future, on access to financial markets as a source of liquidity to satisfy working capital requirements and for general corporate purposes. We may be unable to secure debt or equity financing on terms acceptable to us, or at all, at the time when we need such funding.

Beginning in 2020, the global COVID-19 pandemic significantly increased the volatility of financial markets worldwide. Significant volatility or disruptions of the capital markets could eliminate our access to financing, and/or significantly increase its cost. Such volatility or disruptions in the capital markets may cause lenders to be unwilling to provide us with financing to fund our ongoing operations and growth.

If we do raise funds by issuing additional equity or securities, the ownership percentages of existing stockholders would be reduced, and the securities that we issue may have rights, preferences or privileges senior to those of the holders of our common stock or may be issued at a discount to the market price of our common stock which would result in dilution to our existing stockholders. If we raise additional funds by issuing debt, we may be subject to debt covenants, which could place limitations on our operations including our ability to declare and pay dividends. Our inability to raise additional funds on a timely basis would make it difficult for us to achieve our business objectives and would have a negative impact on our business, financial condition, and results of operations.

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Our prospects must be considered in light of the risks, expenses, delays and difficulties frequently encountered in establishing a new business in an evolving industry, including the following factors:

•	our business model and strategy are still evolving and are continually being reviewed and revised;

•	we may not be able to raise the capital required to develop our initial client base and reputation; and

•	we may not be able to successfully develop our planned products and services.

We cannot be sure that we will be successful in meeting these challenges and addressing these risks and uncertainties. If we are unable to do so, our business will not be successful and the value of your investment in us will decline.

Outbreaks of epidemic diseases, including COVID-19, could adversely impact our business operations.

Our business, operations and financial condition could be materially adversely affected by public health crises, including epidemics, pandemics and or other health crises, such as the outbreak of COVID-19. The current COVID-19 global health pandemic is significantly impacting the global economy, including retail, commodity and financial markets. The full extent and impact of the COVID-19 pandemic is unknown and, to date, has included volatility in financial markets, volatility in commodity prices (including precious metals), significant restrictions on travel, temporary business closures, quarantines, and a general reduction in economic and consumer activity, globally, all of which raise concern about a prolonged global recession. In addition, the COVID-19 outbreak may result in operating, supply chain and project development delays which may have material adverse effects on the operations of our current and planned supplier and customers. Such third-party operations may be suspended for precautionary purposes, or due to the imposition of emergency measures or other government action to combat the spread of COVID-19. If the operation or development of one or more third party businesses upon which we rely is suspended, it may have a material adverse impact on our results of operations and financial condition, or on the trading price of our securities.

Additional pandemic-related risks to our business include without limitation, the risk of breach of material contracts, employee health, workforce productivity, limitations on travel, the availability of industry experts and personnel, unknown adverse global public health developments, and other factors beyond the Company’s control, any of which may have a material and adverse effect on our business, financial condition, results of operations, and securities.

As at the date of this Annual Report, the duration of any business disruptions and related financial impact of the COVID-19 outbreak cannot be reasonably estimated. It is unknown whether and how we may be affected if the COVID-19 outbreak persists for an extended period of time.

Competition within the GPO industry may prevent us from becoming profitable.

The GPO industry is competitive and fragmented and includes numerous small organizations capable of competing effectively in the markets we target, as well as numerous large companies that possess substantially greater financial and other resources than we do. Larger competitors’ greater resources could allow those competitors to compete more effectively than we can. Our competitors have developed mature businesses and have successfully built their names as GPOs in the industries in which we intend to complete, including healthcare, CDB, and hemp. These various competitors may be able to offer products or services more competitively priced and more widely available than our offerings, and also have greater resources to acquire members and suppliers than us. Failure to compete in the GPO industry may prevent us from becoming profitable, and thus you may lose your entire investment.

Risks Related to our Stockholders and Shares of Common Stock

The continued sale of our equity securities will dilute the ownership percentage of our existing stockholders and may decrease the market price for our common stock.

As of October 31, 2020, we had cash on hand of $2,107. We generated revenues of $30,627 and gross profit of $29,977 during the six months ended October 31, 2020 but incurred net loss of $147,607 during the period and a cumulative net loss of $266,423 since our inception. We expect to generate additional losses for the foreseeable future while we establish our business. Although we expect to continue our efforts to develop, market, and establish our GPO operations, we anticipate that we will be required to sell additional equity securities which will result in dilution to our existing stockholders. Furthermore, our continued need to sell equity will result in reduced percentage ownership interests for all of our investors, which may decrease the market price for our common stock.

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We do not intend to pay dividends and there will thus be fewer ways in which you are able to make a gain on your investment.

We have never paid dividends and do not intend to pay any dividends for the foreseeable future. To the extent that we may require additional funding currently not provided for in our financing plan, our funding sources may prohibit the declaration of dividends. Because we do not intend to pay dividends, any gain on your investment will need to result from an appreciation in the price of our common stock. There will therefore be fewer ways in which you are able to make a gain on your investment. In the future when we do intend to pay dividends, we will formalize a dividend policy.

Because the SEC imposes additional sales practice requirements on brokers who deal in shares of penny stocks, some brokers may be unwilling to trade our securities. This means that you may have difficulty reselling your shares, which may cause the value of your investment to decline.

Our shares are classified as penny stocks and are covered by Section 15(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) which imposes additional sales practice requirements on brokers-dealers who sell our securities in this offering or in the aftermarket. For sales of our securities, broker-dealers must make a special suitability determination and receive a written agreement prior from you to making a sale on your behalf. Because of the imposition of the foregoing additional sales practices, it is possible that broker-dealers will not want to make a market in our common stock. This could prevent you from reselling your shares and may cause the value of your investment to decline.

Financial Industry Regulatory Authority (FINRA) sales practice requirements may limit your ability to buy and sell our common stock, which could depress the price of our shares.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

We will incur significant costs as a result of operating as a public company and our management expects to devote substantial time to public company compliance programs.

As a public company, we incur significant legal, accounting and other expenses due to our compliance with regulations and disclosure obligations applicable to us, including compliance with the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) as well as rules implemented by the SEC, and the OTC Markets. Stockholder activism, the current political environment and the current high level of government intervention and regulatory reform may lead to substantial new regulations and disclosure obligations, which may lead to additional compliance costs and impact, in ways we cannot currently anticipate, the manner in which we operate our business. Our management and other personnel will devote a substantial amount of time to these compliance programs and monitoring of and compliance with public company reporting obligations. These rules and regulations will cause us to incur significant legal and financial compliance costs and will make some activities more time consuming and costly.

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To comply with the requirements of being a public company, we may need to undertake various actions, including implementing new internal controls and procedures and hiring new accounting or internal audit staff. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal control over financial reporting. We are continuing to develop and refine our disclosure controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file with the SEC is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed in reports under the Exchange Act is accumulated and communicated to our principal executive and financial officers. Our current controls and any new controls that we develop may become inadequate and weaknesses in our internal control over financial reporting may be discovered in the future. Any failure to develop or maintain effective controls could negatively impact the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of our internal control over financial reporting that we may be required to include in our periodic reports we will file with the SEC under Section 404 of the Sarbanes-Oxley Act, harm our operating results, cause us to fail to meet our reporting obligations or result in a restatement of our prior period financial statements. In the event that we are not able to demonstrate compliance with the Sarbanes-Oxley Act, that our internal control over financial reporting is perceived as inadequate or that we are unable to produce timely or accurate financial statements, investors may lose confidence in our operating results and the price of our Common Stock could decline. In addition, if we are unable to continue to meet these requirements, our Common Stock may not be able to be eligible for quotation on the OTC Markets or meet the eligibility requirements for the NASDAQ Stock Market(“NASDAQ”).

We are not currently required to comply with the SEC rules that implement Section 404 of the Sarbanes-Oxley Act and are therefore not yet required to make a formal assessment of the effectiveness of our internal control over financial reporting for that purpose. Upon becoming a public company, we will be required to comply with certain of these rules, which will require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of our internal control over financial reporting commencing with our second annual report. We are just beginning the costly and challenging process of compiling the system and processing documentation needed to comply with such requirements. We may not be able to complete our evaluation, testing and any required remediation in a timely fashion. During the evaluation and testing process, if we identify one or more material weaknesses in our internal control over financial reporting, we will be unable to assert that our internal control over financial reporting is effective.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until the later of our second annual report or the first annual report required to be filed with the SEC following the date we are no longer an “emerging growth company” as defined in the JOBS Act depending on whether we choose to rely on certain exemptions set forth in the JOBS Act. If we are unable to assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion on the effectiveness of our internal control over financial reporting, we could lose investor confidence in the accuracy and completeness of our financial reports, which could harm our business.

Risks Related to Administrative, Organizational and Commercial Operations and Growth

We may be unable to manage our future growth effectively, which could make it difficult to execute our business strategy.

We anticipate growth in our business operations. This future growth could create a strain on our organizational, administrative and operational infrastructure, including operations, quality control, technical support and customer service, sales force management and general and financial administration. Our ability to manage our growth properly will require us to continue to improve our operational, financial and management controls, as well as our reporting systems and procedures. If we are unable to manage our growth effectively, we may be unable to execute our business plan, which could have a material adverse effect on our business and our results of operations.

The loss of our sole officer or our inability to attract and retain highly skilled officers and key personnel could negatively impact our business.

Our success currently depends on the skills, experience and performance of our sole officer. The loss or incapacity of our executive management team could negatively impact our operations if we experience difficulties in hiring qualified successors. Qualified employees periodically are in great demand and may be unavailable in the time frame required to satisfy our customers’ requirements. Expansion of our business could require us to employ additional personnel. There can be no assurance that we will be able to attract and retain sufficient numbers of skilled employees in the future. The loss of personnel or our inability to hire or retain sufficient personnel at competitive rates could impair the growth of our business.

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If we were sued for product liability or professional liability, we could face substantial liabilities that exceed our resources.

The marketing and sale of our products could lead to the filing of product liability claims alleging that our product made users ill. A product liability claim could result in substantial damages and be costly and time-consuming for us to defend.

We are negotiating and in the process of obtaining product liability insurance, but this insurance may not fully protect us from the financial impact of defending against product liability claims. Any product liability claim brought against us, with or without merit, could increase our insurance rates or prevent us from securing insurance coverage in the future. Additionally, any product liability lawsuit could lead to regulatory investigations, product recalls or withdrawals, damage our reputation or cause current vendors, suppliers and customers to terminate existing agreements and potential customers and partners to seek other suppliers, any of which could negatively impact our results of operations.

Risks Related to Regulatory Matters

Our products and operations are subject to government regulation and oversight both in the United States and abroad, and our failure to comply with applicable requirements could harm our business.

The FDA and other government agencies regulate, among other things, with respect to our products and operations:

•	design, development and manufacturing;
•	testing, labeling, content and language of instructions for use and storage;
•	product safety;
•	marketing, sales and distribution;
•	record keeping procedures;
•	advertising and promotion;
•	recalls and corrective actions;
•	product import and export.

The regulations to which we are subject are complex and have tended to become more stringent over time. Regulatory changes could result in restrictions on our ability to carry on or expand our operations, higher than anticipated costs or lower than anticipated sales.

The failure to comply with applicable regulations could jeopardize our ability to sell our products and result in enforcement actions such as:

•	warning letters;
•	fines;
•	injunctions;
•	civil penalties;
•	termination of distribution;
•	recalls or seizures of products;
•	delays in the introduction of products into the market; and
•	total or partial suspension of production.

As a result, our future business prospects could deteriorate due to regulatory constraints, and our profitability could be impaired by our obligation to provide such indemnification to our employees. Any of these sanctions could result in higher than anticipated costs or lower than anticipated sales and harm our reputation, business, financial condition and results of operations.

Product liability claims could divert management’s attention from our business, be expensive to defend and result in sizeable damage awards against us that may not be covered by insurance.

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Risks Relating to Our Common Stock

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Consequently, investors could lose confidence in our financial reporting and this may decrease the trading price of our Common Stock.

We must maintain effective internal controls to provide reliable financial reports and detect fraud. We are in the process of evaluating changes to internal controls for our new public company status but have not yet implemented changes. Failure to implement changes to our internal controls or any other factors that we identify as necessary to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our business, operations or reported financial information. Any such inability to establish effective controls or loss of confidence would have an adverse effect on our company and could adversely affect the trading price of our Common Stock.

The price of our Common Stock may be volatile and may be influenced by numerous factors, some of which are beyond our control.

Factors that could cause volatility in the market price of our Common Stock include, but are not limited to:

•	actual or anticipated fluctuations in our financial condition and operating results;
•	actual or anticipated changes in our growth rate relative to our competitors;
•	commercial success and market acceptance of our products;
•	success of our competitors in commercializing products;
•	strategic transactions undertaken by us;
•	additions or departures of key personnel;
•	product liability claims;
•	prevailing economic conditions;
•	disputes concerning our intellectual property or other proprietary rights;
•	U.S. or foreign regulatory actions affecting us or our industry;
•	sales of our Common Stock by our officers, directors or significant stockholders;
•	future sales or issuances of equity or debt securities by us;
•	business disruptions caused by natural disasters; and
•	issuance of new or changed securities analysts’ reports or recommendations regarding us.

In addition, the stock markets in general have experienced extreme volatility that have been often unrelated to the operating performance of the issuer. These broad market fluctuations may negatively impact the price or liquidity of our Common Stock. In the past, when the price of a stock has been volatile, holders of that stock have sometimes instituted securities class action litigation against the issuer. If any of our stockholders were to bring such a lawsuit against us, we could incur substantial costs defending the lawsuit and the attention of our management would be diverted from the operation of our business.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act, and may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our Common Stock less attractive because we may rely on these exemptions. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile.

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In addition, Section 102 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, for complying with new or revised accounting standards. An “emerging growth company” can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Section 107 of the JOBS Act provides that our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

You may experience dilution of your ownership interests because of the future issuance of additional shares of our Common Stock or preferred stock or other securities that are convertible into or exercisable for our Common Stock or preferred stock.

In the future, we may issue authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of the then current stockholders. We are authorized to issue an aggregate of 200,000,000 shares of stock, consisting of 90,000,000 shares of common stock, 10,000,000 shares of Founders Class A common stock, 50,000,000 “blank check” common stock, 50,000,000 shares of Founders Class A non-voting redeemable preferred stock, and 49,500,000 “blank check” preferred stock. We may issue additional shares or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of our Common Stock may create downward pressure on the trading price of the common stock. We may need to raise additional capital in the near future to meet our working capital needs, and there can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with these capital raising efforts, including at a price (or exercise prices) below the price you paid for your stock.

There is currently a limited market for our Common Stock and there can be no assurance such a market will continue. You may therefore be unable to re-sell shares of our Common Stock at times and prices that you believe are appropriate.

Our Common Stock is not listed on a national securities exchange, or any other exchange, but is quoted on an over-the-counter market. Accordingly, our Common Stock is highly illiquid, and you will likely experience difficulty in re-selling such shares at times and prices that you may desire

Our Common Stock is deemed a “penny stock” which may reduce the value of an investment in the stock.

Rule 15g-9 under the Exchange Act establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person’s account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience objectives of the person and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) confirms that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. If our Common Stock is or becomes subject to the “penny stock” rules, it may be more difficult for investors to dispose of our Common Stock and cause a decline in the market value of our Common Stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about commissions payable to both the broker or dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

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The sales practice requirements of the Financial Industry Regulatory Authority’s (“FINRA”) may limit a stockholder’s ability to buy and sell our Common Stock.

FINRA has adopted rules requiring that, in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative or low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA has indicated its belief that there is a high probability that speculative or low-priced securities will not be suitable for at least some customers. If these FINRA requirements are applicable to us or our securities, they may make it more difficult for broker-dealers to recommend that at least some of their customers buy our Common Stock, which may limit the ability of our stockholders to buy and sell our Common Stock and could have an adverse effect on the market for and price of our Common Stock.

Our operating results for a particular period may fluctuate significantly or may fall below the expectations of investors or securities analysts, each of which may cause the price of our Common Stock to fluctuate or decline.

We expect our operating results to be subject to fluctuations. Our operating results will be affected by numerous factors, including:

•	variations in the level of expenses related to future development plans;
•	fluctuations in value of the underlying commodity;
•	inability to procure sufficient quantities to meet demand due to the scarcity of the product available from its suppliers
•	level of underlying demand for our products and any other products we sell;
•	any intellectual property infringement lawsuit or opposition, interference or cancellation proceeding in which we may become involved; and
•	regulatory developments affecting us or our competitors.

If our operating results for a particular period fall below the expectations of investors or securities analysts, the price of our Common Stock could decline substantially. Furthermore, any fluctuations in our operating results may, in turn, cause the price of our common stock to fluctuate substantially. We believe that comparisons of our financial results from various reporting periods are not necessarily meaningful and should not be relied upon as an indication of our future performance.

Our principal stockholders and management own a significant percentage of our Common Stock and will be able to exercise significant influence over matters subject to stockholder approval.

As of January, 27, 2021, our sole executive officers and director owns approximately 51.27% of our Common Stock. Accordingly, he will be able to exert a significant degree of influence over our management and affairs and over matters requiring stockholder approval, including the election of our board of directors and approval of significant corporate transactions. This concentration of ownership could have the effect of entrenching our management and/or the board of directors, delaying or preventing a change in our control or otherwise discouraging a potential acquirer from attempting to obtain control of us, which in turn could have a material and adverse effect on the fair market value of our Common Stock.

Because we became a reporting company under the Exchange Act by means other than a traditional underwritten initial public offering, we may not be able to attract the attention of research analysts at major brokerage firms.

Because we did not become a reporting company by conducting an underwritten initial public offering of our Common Stock, and because we will not be listed on a national securities exchange, securities analysts of brokerage firms may not provide coverage of our company. In addition, investment banks may be less likely to agree to underwrite secondary offerings on our behalf than they might if we became a public reporting company by means of an underwritten initial public offering, because they may be less familiar with our company as a result of more limited coverage by analysts and the media, and because we became public at an early stage in our development. The failure to receive research coverage or support in the market for our shares will have an adverse effect on our ability to develop a liquid market for our Common Stock.

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Issuance of stock to fund our operations may dilute your investment and reduce your equity interest.

We may need to raise capital in the future to fund the development our business. Any equity financing may have significant dilutive effect to stockholders and a material decrease in our stockholders’ equity interest in us. Equity financing, if obtained, could result in substantial dilution to our existing stockholders. At its sole discretion, our board of directors may issue additional securities without seeking stockholder approval, and we do not know when we will need additional capital or, if we do, whether it will be available to us.

We do not anticipate paying any cash dividends on our Common Stock in the foreseeable future; therefore, capital appreciation, if any, of our Common Stock will be your sole source of gain for the foreseeable future.

We have never declared or paid cash dividends on our Common Stock. We do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We currently intend to retain all available funds and any future earnings to fund the development and growth of our business. In addition, our current loan and security agreement with ACF contains, and our future loan arrangements, if any, may contain, terms prohibiting or limiting the amount of dividends that may be declared or paid on our Common Stock. As a result, capital appreciation, if any, of our Common Stock will be your sole source of gain for the foreseeable future.

Management’s Discussion and Analysis or Plan of Operation

This discussion should be read in conjunction with the other sections of this Report, including “Risk Factors,” “Description of Business” and the Financial Statements and notes thereto filed therewith. The various sections of this discussion contain forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Report as well as other matters over which we have no control. See “Cautionary Note Regarding Forward-Looking Statements.” Our actual results may differ materially. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Report.

FORWARD LOOKING STATEMENTS

This quarterly report contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our unaudited financial statements are stated in United States Dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this quarterly report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed below and elsewhere in this quarterly report.

Our financial statements are stated in United States Dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles.

In this quarterly report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this quarterly report, the terms “we”, “us”, “our” and “our company” mean GPO Plus, Inc., unless otherwise indicated.

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General Overview

We are a start-up company engaged in the business of organizing, promoting, and operating industry-specific group purchase organizations (GPOs). A GPO is an entity created to leverage the purchasing power of a group of businesses (or individuals) to obtain discounts from vendors. On October 31, 2020 we announced the launch of cbdGPO, (wwww.cbdgpo.com), a group purchasing organization (GPO) for the CBD and Hemp industry, and the establishment of a sales office for cbdGPO in Hernando Beach, Florida. Through cbdGPO, we will seek to make the process of ordering premium CBD products fast, simple, reliable, and affordable. cbdGPO and GPO Plus, Inc. are brokers and do not take possession of CBD products.

On August 19, 2020, we entered into a Designated Territory Distribution Agreement with SafeHandles LLC (“SafeHandles”). SafeHandles is a California based creator and supplier of certain products known as SafeHandles®, which include antimicrobial sleeves, Ster-Roll™ Tape, ADA adhesive products, and other related accessories. Pursuant to the agreement, SafeHandles has appointed the Company as the exclusive distributor of its product in the states of Nevada, Colorado, Texas, Florida, Mississippi, and for the Gaming Industry. “Gaming Industry” means all casinos and hotels affiliated with the gaming industry, casinos and companies engaged in gambling operations and auxiliary restaurant and hotel services including stand-alone casinos, casino hotels, riverboat casinos, bingo halls, gambling machine manufacturers, horse and dog racing tracks, but excluding cruise ships. The exclusive rights granted are subject to certain mutually agreed exceptions for existing key accounts in the territory. The Company will also hold non-exclusive distribution rights outside the territory. The initial term of the agreement began on October 30, 2020 and continue through December 31, 2025, subject to fulfillment of sales targets. If the Company is not in breach of the Agreement at the end of the initial term (December 31, 2025) and the Agreement has not been otherwise terminated, SafeHandles may extend the Agreement for an additional five (5) year term in its discretion.

Recent Developments

In early 2020, the World Health Organization declared the rapidly spreading coronavirus disease (COVID-19) outbreak a pandemic. This pandemic has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. Due to the outbreak and spread of COVID-19, the Company’s management and advisors responsible for financial reporting have experienced administrative delays, include travel restrictions and reduced work hours. The Company considered the impact of COVID-19 on the assumptions and estimates used and determined that there were no material adverse impacts on the Company’s results of operations and financial position on October 31, 2020. The Company is not aware of any specific event or circumstance that would require an update to its estimates or judgments or a revision of the carrying value of its assets or liabilities as of the date of issuance of this Quarter Report on Form 10-Q. These estimates may change, as new events occur, and additional information is obtained.

On August 20, 2020, the 1 for 12 reverse stock split became effective, resulting in decreasing our authorized share capital from 1,500,000,000 shares of common stock to 200,000,000 shares. Correspondingly, our issued and outstanding shares decreased from 111,800,000 shares of common stock to 9,316,674 shares of common stock. The reverse split was payable upon surrender and no fractional shares were issued. As a result of the corporate actions, the new CUSIP identifier for our common shares became 38402T100 and our ticker symbol changed to GHHHD. After 20 business days, our symbol changed to GPOX.

Also effective on August 20, 2020, pursuant to the agreement and plan of merger, our Company merged with our wholly owned subsidiary GPO Plus, Inc., a Nevada corporation. Global House Holdings Ltd. remains the surviving company of the merger, continuing under the name GPO Plus, Inc.

On November 10, 2020, the board of directors and majority shareholder of the Company approved the adoption of the GPO Plus, Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”). The purpose of the 2020 Equity Incentive Plan is to foster and promote the Company’s long-term financial success and increase stockholder value by motivating performance through incentive compensation. The 2020 Equity Incentive Plan is intended to encourage participants to acquire and maintain ownership interests in the Company and to attract and retain the services of talented individuals upon whose judgment and special efforts the successful conduct of the Company’s business is largely dependent. A total of 2,200,000 shares of common stock are reserved and may be issued under the 2020 Equity Incentive Plan. The 2020 Equity Incentive Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, stock units, performance shares and performance units to our employees, officers, directors and consultants, including incentive stock options, non-qualified stock options, restricted stock, and other benefits. No securities have yet been issued under the 2020 Equity Incentive Plan.

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On November 20, 2020, our Company filed amended and restated article of incorporation, resulting in increasing the authorized share capital from 1,500,000,000 shares to 200,000,000 shares and par value from $0.001 per share to $0.0001 per share consisting of the following:

•	90,000,000 shares of common stock
•	10,000,000 shares of founders’ class A common stock
•	50,000,000 shares of blank check common stock
•	500,000 shares of founders’ series A non-voting redeemable preferred stock
•	49,500 shares of blank check preferred stock

Results of Operations

The following summary of our results of operations should be read in conjunction with our financial statements for the periods ended October 31, 2020 and 2019, which are included herein.

We earned revenues of $24,289, incurred cost of revenue of $650 and generated gross profit of $23,639 from our operations during the three months ended October 31, 2020. We did not earn any revenues during the three months ended October 31, 2019.

Three Months Ended October 31, 2020 Compared to the Three Months October 31, 2019

	Three Months Ended
	October 31,
	2020	2019	Changes	%

Revenues	$24,289	$-	$24,289	100%
Cost of revenue	650	-	650	100%
Gross Profit	23,639	-	23,639	100%
Operating Expenses	(132,800)	(6,223)	(126,577)	2,034%
Loss from Operations	(109,161)	(6,223)	(102,938)	1,654%
Net Loss	$(109,161)	$(6,223)	$(102,938)	1,654%

We had a net loss of $109,161 for the three months ended October 31, 2020 compared to a net loss of $6,223 for the three months ended October 31, 2019.

Our operating expenses for the three months ended October 31, 2020 were $132,800 compared to $6,223 for the three months ended October 31, 2019. The increase in operating expenses during the three months ended October 31, 2020 was due to an increase in operating activity resulting in increased general and administrative expense and professional fees for the period.

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Six Months Ended October 31, 2020 Compared to Six Months Ended October 31, 2019

We earned revenues of $30,627, incurred cost of revenue of $650 and generated gross profit of $29,977 from our operations during the six months ended October 31, 2020. We did not earn any revenues during the six months ended October 31, 2019.

	Six Months Ended
	October 31,
	2020	2019	Changes	%

Revenues	$30,627	$-	$30,627	100%
Cost of revenue	650	-	650	100%
Gross Profit	29,977	-	29,977	100%
Operating Expenses	(177,584)	(13,419)	(164,165)	1,223%
Loss from Operations	(147,607)	(13,419)	(134,188)	1,000%
Net Loss	$(147,607)	$(13,419)	$(134,188)	1,000%

We had a net loss of $147,607 for the six months ended October 31, 2020 compared to a net loss of $13,419 for the six months ended October 31, 2019.

Our operating expenses for the six months ended October 31, 2020 were $177,584 compared to $13,419 for the six months ended October 31, 2019. The increase in operating expenses during the six months ended October 31, 2020 was due to an increase in operating activity resulting in increased general and administrative expense and professional fees for the period.

Liquidity and Financial Condition

Working Capital

	October 31,	April 30,
	2020	2020

Current Assets	$20,621	$16,127
Current Liabilities	$183,997	$5,221
Working Capital (Deficiency)	$(163,376)	$10,906

Our current assets as of October 31, 2020 were $20,621 as compared to total current assets of $16,127 as of April 30, 2020 due to an increase in cash and cash equivalents and accounts receivable.

Our total current liabilities as of October 31, 2020 were $183,997 as compared to total current liabilities of $5,221 as of April 30, 2020. The increase was primarily due to an increase in accounts payable and accrued liabilities from increased operating activity, operating lease liabilities related to our executive offices, stock payable from rent to landlord for an office premise and deposit of $87,500 relates to funds paid by an investor in advance for issuances of the Company’s equity in future periods pending the designation and approval of various planned equity classes through the State of Nevada.

Our resulting working capital deficiency as of October 31, 2020 was $163,376 as compared to our working capital of $10,906 as of April 30, 2020. The increase in working capital deficiency was mainly due to an increase in deposit, accounts payable and accrued liabilities and operating lease liabilities.

Cash Flows

	Six Months Ended
	October 31,
	2020	2019

Cash Flows used in Operating Activities	$(85,393)	$-
Cash Flows used in Investing Activities	-	-
Cash Flows provided by Financing Activities	87,500	-
Net increase in cash during period	$2,107	$-

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Operating Activities

Net cash used in operating activities was $85,393 for the six months ended October 31, 2020 compared with no net cash used in operating activities during the same period in 2019.

During the six months ended October 31, 2020, the net cash used in operating activities was attributed to net loss of $147,607, decreased by amortization of operating right-of-use assets of $23,684 and lease expense to be settled by common stock of $6,000 and increased by changes in operating assets and liabilities of $32,530.

During the year ended October 31, 2019, the net cash used in operating activities was attributed to net loss of $13,419, decreased by changes in operating assets and liabilities of $13,419.

Investing Activities

The Company did not have any investing activities during the six months ended October 31, 2020 and 2019.

Financing Activities

During the six months ended October 31, 2020, net cash from financing activities was $87,500 compared to $0 during the same period in 2019. Proceeds from financing activities during the six months ended October 31, 2020 were derived entirely from private placement subscription advances from investors for securities which were not yet issued as at the date of this Quarterly Report. Terms of the private placement are not finalized as at the date of this report.

Going Concern

As of October 31, 2020, we had cash on hand of $2,107. We generated revenues of $30,627 and gross profit of $29,977 during the six months ended October 31, 2020 but incurred net loss of $147,607 during the period and a cumulative net loss of $266,423 since our inception. We expect to generate additional losses for the foreseeable future while we establish our business.

We will require additional funds for our budgeted expenses over the next 12 months. These funds may be raised through equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. There is still no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on his investment in our common stock. Further, we may continue to be unprofitable. We need to raise additional funds in the immediate future in order to proceed with our budgeted expenses. We anticipate continuing to rely on equity sales of our common stock in order to continue to fund our business operations. Issuances of additional shares will result in dilution to our existing stockholders. There is no assurance that we will achieve any additional sales of our equity securities or arrange for debt or other financing to fund our planned business activities. We presently do not have any arrangements for additional financing for the expansion of our future operations, and no potential lines of credit or sources of financing are currently available for the purpose of proceeding with our plan of operations. If we are not successful in raising sufficient capital to execute our business plan we will be required to scale down or delay our plan of operation to accommodate our available resources.

Contractual Obligations

Not required for smaller reporting companies

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

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Critical Accounting Policies

The preparation of financial statements in accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. A change in managements’ estimates or assumptions could have a material impact on our financial condition and results of operations during the period in which such changes occurred. Actual results could differ from those estimates. Our financial statements reflect all adjustments that management believes are necessary for the fair presentation of their financial condition and results of operations for the periods presented.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. Our company’s management believes that these recent pronouncements will not have a material effect on our financial statements.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership of our Common Stock on January 27, 2021, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock;
•	each of our directors;
•	each of our named executive officers; and
•	all current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of January 27, 2021 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by such person.

The percentage of shares beneficially owned is computed on the basis of 9,751,674 shares of Common Stock outstanding as of January 27, 2021. Shares of Common Stock that a person has the right to acquire within 60 days of January 27, 2021 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed in the table is c/o GPO Plus, Inc., 3571 E. Sunset Road, Suite, 300, Las Vegas, Nevada 89120.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership
Named Executive Officers and Directors
			%
Brett H. Pojunis	5,000,000	51.27%
			%
All current directors and executive officers as a group (1 person)			%

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Executive Officers and Directors

All directors of our company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed

Brett H. Pojunis	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director	41	May 5, 2020

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Brett H. Pojunis, President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and Sole Director.

Since 2014, Brett has served on the Board of Directors of a publicly traded agriculture company whose holdings include Green Leaf Farms, a Las Vegas based Nevada licensed Cultivation and Production facility, and Green Leaf Farms International, a 33,600-acre cultivation farm in Jujuy, Argentina.

Prior to founding GPO Plus, Mr. Pojunis was one of the leaders of the Libertarian Party serving two-terms on the Libertarian National Committee (LNC), two terms as the Chairman of the Libertarian Party of Nevada and was part of the senior staff for the 2016 Johnson/Weld Presidential campaign. Mr. Pojunis was very involved with state level legislation and advocacy which included Question 2 (in 2016) as well as an advisor to other statewide initiatives. Mr. Pojunis hosted and produced over 150 political events including the 2016 Libertarian Presidential Debate hosted by Penn Jillette (Penn & Teller) that included video questions from well-known celebrities which aired on TheBlaze Network. Mr. Pojunis was the creator of multiple politically focused events and conferences including LPEX – the Libertarian Political Expo, a political conference for Libertarian political training, The Political Party, a non-partisan organization with the goal of getting more Nevadans involved in the political process with the well-known “Meet the Candidates” events series.

Mr. Pojunis has been involved in finance and the public markets since 1999. Mr. Pojunis has been a consultant to many start-up companies as well as publicly traded companies including high tech Internet to traditional brick and mortar companies. From 2002 through October 2009, Mr. Pojunis has been involved in nightlife and entertainment ventures bridging technology and social media with events. He has hosted over 650 events in Las Vegas as well as other markets throughout the United States. Mr. Pojunis served on the Board of Directors of multiple private and public companies and organizations. Mr. Pojunis has military training ranging from Civil Affairs Specialist (38A) to Combat Engineer (12B). While in the US ARMY he was awarded the Outstanding American award, twice. Mr. Pojunis is a fellow at The Leadership Institute which provides political activism training. Mr. Pojunis studied Environmental Liberal Arts at Green Mountain College and Entrepreneurship classes at the Simon School of Business at the University of Rochester. Mr. Pojunis attended elective International Business and Finance classes at Rochester Institute of Technology. Mr. Pojunis’s experience with the Company and industry knowledge led to the decision to appoint him to the board of directors.

Employment Agreements

We have no employment agreements with our director or officer.

Family Relationships

Not Applicable

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Involvement in certain legal proceedings.

To the best of our knowledge, our director and executive officer has not, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
2.	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
3.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
4.	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
5.	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
6.	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, our executive officers and directors and persons who own more than 10% of a registered class of our equity securities are not subject to the beneficial ownership reporting requirements of Section 16(1) of the Exchange Act.

Code of Ethics

We have not adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller. We only have one officer and director and do not believe we need a code of ethics at this time.

Board and Committees of the Board

Our board of directors held no formal meetings but executed resolutions during the year ended April 30, 2020 most of which were reported in our 8k filings. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the board of directors.

Our company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

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A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our President at the address appearing on the first page of this annual report.

Audit Committee Financial Expert

Currently our audit committee consists of our entire board of directors. We do not currently have a director who is qualified to act as the head of the audit committee.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended April 30, 2020 and 2019; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended April 30, 2019 and 2018, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Brett H. H. Pojunis	2020	-	-	-	-	-	-	-	-
Sole Officer and Director	2019

Jian Han Chen(1)	2020	-	-	-	-	-	-	-	-
Former President, CEO, CFO, Treasurer and Director	2019	-	-	-	-	-	-	-	-

____________

(1)	Jian Han Chen resigned as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director on May 5, 2020.

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There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

Grants of Plan-Based Awards

During the fiscal year ended April 30, 2020 we did not grant any stock options.

Option Exercises and Stock Vested

During our fiscal year ended April 30, 2020 there were no options exercised by our named officers.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Employment Agreements

We do not currently have employment agreements with our officers.

Certain Relationships and Related Transactions

The following is a description of transactions since May 1, 2018 to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

Effective May 5, 2020, Brett H. Pojunis, our current sole officer and director, acquired 60,000,000 of the issued and outstanding common shares of the Company from Jian Han Chen. As a result of the transaction, Mr. Pojunis has voting and dispositive control over 53.67% of our outstanding voting securities. The shares were acquired in a private transaction using Mr. Pojunis’ personal funds. Mr. Chen no longer holds any equity interest in our Company. Concurrently with the above-described change in control, Mr. Chen resigned as the President, Chief Executive Officer, Chief Financial Officer, Treasurer and director of the Company, and Chun Hao Chen resigned as the Secretary of the Company. Having consented to act as sole officer and director of the Company, Mr. Pojunis was appointed to fill the ensuing vacancies.

Market Price of and Dividends on Common Equity and Related Stockholder Matters

As a result of corporate actions, effective August 20, 2020, the new CUSIP identification for our common shares was 38402T100. Our ticker symbol change to “GHHHD” for 20 business days. After 20 business days, the symbol then changed to GPOX. Our Common Stock has been quoted on the OTC pink sheets under the symbol “GPOX” since then. There has been limited trading in our Common Stock and there can be no assurances that an active trading market will ever develop.

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Holders

As of January 27, 2021, we have 9,751,674 shares of Common Stock outstanding held by 76 stockholders of record.

Dividends

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our board of directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

DESCRIPTION OF SECURITIES

The authorized capital stock as provided in the Amended and Restated Articles of Incorporation provides for (i) 90,000,000 shares of ordinary Common Stock, (ii) 10,000,000 shares of Founders’ Class A Common Stock, (iii) 50,000,000 shares of Blank Check Common Stock, (iv) 500,000 shares of Founders Series A Non-Voting Redeemable Preferred Stock and (v) 49,500,000 shares of Blank Check Preferred Stock.

We refer you to our Amended and Restated Articles of Incorporation, Bylaws, and the applicable provisions of the Nevada Revised Statutes for a more complete description of the rights and liabilities of holders of our securities.

Ordinary Common Stock

The holders of outstanding ordinary shares of Common Stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine, subject to the rights of holders of blank check Common Stock or blank check Preferred Stock having a preference. Holders of ordinary Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The Common Stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the Common Stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. The holders of ordinary Common Stock have no conversion, redemption or preemptive rights.

Founders’ Class A Common Stock

Holders of Founders’ Class A Common Stock are entitled to one vote for each share held on all matters submitted to a vote of holders of Common Stock.

Blank Check Common Stock

The blank check Common Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, conversion rights, cumulative, relative, participating, optional, and other right, the qualification, limitations or restrictions thereof, of the Common shall hereinafter by prescribed by resolution of the board of directors.

Founders Series A Non-Voting Redeemable Preferred Stock

The Founders Series A Non-Voting Redeemable Preferred Stock has a stated value of $10 per share. The Company can redeem each share of Founders Series A Non-Voting Redeemable Preferred Stock by paying the holder the redemption value of $15 per share.

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Blank Check Preferred Stock

The blank check Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, conversion rights, cumulative, relative, participating, optional, and other right, the qualification, limitations or restrictions thereof, of the Preferred shall hereinafter by prescribed by resolution of the board of directors.

Series A Preferred Stock (“Series A Stock”).

The holders of Series A Stock are not entitled to dividends until and unless determined by the Board of Directors of the Company (the “Board”). The Series A Stock will convert at one common share for each share of Series A Stock in the event the Company up lists to a national exchange such as the NYSE, NYSE American, or NASDAQ. Each share of Series A Stock shall entitle the holder to one hundred (100) votes for each share of Series A Stock.

We do currently have plans for the issuance of additional stock using Private Placements under SEC Regulation D, Rule 506c, as well as SEC Regulation A and the issuance of such stock could adversely affect the rights of the holders of outstanding common stock and, therefore, reduce the value of the common stock. It is not possible to state the actual effect of the issuance of any shares of stock on the rights of holders of the common stock until the board of directors determines the specific rights of the holders of the preferred stock; however, these effects may include:

•	Restricting dividends on the Common Stock
•	Diluting the voting power of the Common Stock;
•	Impairing the liquidation rights of the Common Stock; or
•	Delaying or preventing a change in control of the Company without further action by the stockholders.

Options, Warrants and other Convertible Securities

As of January 27, 2021, the Company does not have any outstanding convertible securities.

2020 Equity Incentive Plan

On November 10, 2020, the board of directors and majority shareholder of the Company approved the adoption of the GPO Plus, Inc. 2020 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to foster and promote the Company’s long-term financial success and increase stockholder value by motivating performance through incentive compensation. The Plan is intended to encourage participants to acquire and maintain ownership interests in the Company and to attract and retain the services of talented individuals upon whose judgment and special efforts the successful conduct of the Company’s business is largely dependent. A total of 2,200,000 shares of common stock are reserved and may be issued under the Plan. The Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, stock units, performance shares and performance units to our employees, officers, directors and consultants, including incentive stock options, non-qualified stock options, restricted stock, and other benefits. No securities have yet been issued under the Plan.

We have issued 20,000 Award Shares under the Plan.

Section 3-Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 5.03, “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated in this Item 3.03 by reference.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 20, 2020, the board of directors and majority shareholder of the Company approved amendments to both the Company's Articles of Incorporation and the Bylaws of the Company.

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The amendment to the Articles changed the authorized share capital of the Company, providing for ordinary Common Stock, blank check Common Stock, Founders Class A Common Stock and Founders Series A Non-Voting Redeemable Preferred Stock and blank check Preferred Stock. See “Description of Securities” above.

In addition, the Company opted out of the Nevada statutes pertaining to combinations with interested stockholders (NRS 78.411 to 78.444, inclusive) and statutes pertaining to the acquisition of a controlling interest (NRS 78.378 to 78.3793, inclusive). The Amended and Restated Articles of Incorporation also added an indemnification for officers and directors, employees and agents to the fullest extent permitted by Nevada law.

The foregoing description of the Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Articles of Incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

On November 20, 2020, the board of directors and majority shareholders of the Company approved an amendment and restatement of the Company's bylaws. The following discussion briefly summarizes some of the significant differences between the Company's prior bylaws (the "Prior Bylaws") and the Company's amended and restated bylaws (the "Amended and Restated Bylaws").

The new bylaws provide for Action by the Shareholders Without a Meeting; Telephonic and Online Meetings or Participation in Meetings; clarified that no proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy; Board Meetings may be held by telephone conference call and/or online video conferencing; clarified what can properly brought before an annual meeting; expended the suggestions on number and titles of Officers; strengthened indemnification policy; provides that ownership of any class of shares shall be in journal or notarial form on the stock record of the Corporation and no paper certificates; revised the number and process for Amending the Articles.

Special Meetings of the Stockholders. The Prior Bylaws provide that special meetings of the stockholders may be called by the board of directors or a committee designated by the board of directors. The Amended and Restated Bylaws provide that special meetings of the stockholders may be called by a majority of the board of directors, the Chairman or Executive Chairman or Vice Chairman or President, or any Executive Vice President.

Action by Written Consent of the Stockholders. The Prior Bylaws did not provide that any action required to be voted upon or approved at a meeting of the stockholders may be accomplished without a meeting by written consent of a majority of stockholders. The Amended and Restated Bylaws provide that any action which may be taken by the vote of stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power.

Number of Directors. The Prior Bylaws provide that the number of directors shall be set by the board of directors. The Amended and Restated Bylaws provide that the number of directors shall be one (1) and up to nine (9) persons, unless the Charter is amended to state otherwise, and their terms may be staggered as decided by the board. Within the limits above specified, the number of Directors shall be determined by the Board of Directors pursuant to a resolution adopted by a majority of the Directors then in office.

Special Meetings of the Directors. The Prior Bylaws provide that special meetings of the Board of Directors may be called at any time by the Chairman, the president or a majority of directors. The Amended and Restated Bylaws provide that special meetings of the Board of Directors may be called by the by any two (2) Directors, Chairman of the Board, Chief Executive Officer, President, or Chief Operating Officers.

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Amendments. The Prior Bylaws provide that the bylaws may be amended, altered or repealed by the board of directors of the Company, but the stockholders of the Company may make additional bylaws and may alter and repeal any bylaws, whether adopted by them or otherwise, by affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote upon the election of directors. The Amended and Restated Bylaws provide that the Bylaws may be amended by the Board; provided, however, that Sections 3.2 and 3.5 of the Bylaws may be amended only with the written approval of Shareholders holding a majority of the shares of issued and outstanding Stock. The Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the board of directors of the Company by the super-majority affirmative vote of the members of the board, or by the affirmative vote of the holders of 66- 2/3% or more of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, cast at a meeting of the shareholders called for that purpose. Therefore, at the board level, when there are 2 Directors, unanimous vote shall constitute Super- majority; when there are 3 Directors, 66-2/3% or more shall constitute Super-majority; when there are 4 Directors, 75% or more shall constitute Super-majority; when there are 5 Directors, 80% or more (4 of 5) shall constitute Super-majority; when there are 6 Directors, 66 2/3% or more shall constitute Super-majority; when there are 7 Directors, 71% or more (5 of 7) shall constitute Super-majority; if there are 8 Directors, 75% or more (6 of 8) shall constitute Super-majority; if there are 9 Directors, 66 2/3% or more (6 of 9) shall constitute Super- majority.

On January 19, 2021, GPO Plus, Inc., a Nevada corporation (the “Company”), filed with the Secretary of State of the State of Nevada an Amendment to the Articles of Incorporation Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”). The Certificate of Designation designated 1,000,000 shares of the Company’s authorized preferred stock as Series A Preferred Stock (“Series A Stock”).

A summary of the material provisions of the Certificate of Designation governing the Series A Stock is as follows:

Series A Stock

Conversion

The Series A Stock will convert at one common share for each share of Series A Stock in the event the Company up lists to a national exchange such as the NYSE, NYSE American, or NASDAQ.

Dividends

The holders of Series A Stock are not entitled to dividends until and unless determined by the Board of Directors of the Company (the “Board”).

Liquidation Preference

The Series A Stock ranks pari passu with the Founders Convertible Preferred, Founders Class A Common and ordinary common stock.

Voting

Each share of Series A Stock shall entitle the holder to one hundred (100) votes for each share of Series A Stock. Any amendment to the Certificate of Designation requires the consent of the majority of the holders of the shares of Series A Stock then outstanding.

The foregoing description of the Certificate of Designation is qualified in its entirely by reference to the Certificate of Designation which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.06 Change in Shell Company Status.

Prior to the merger of GPO into GHHH, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). As a result of the merger, we believe that we are no longer a shell company as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

The information contained in Item 5.03, “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated in this Item 5.07 by reference.

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Section 8 – Other Events

Item 8.01 Other Events.

On December 31, 2020, we issued an aggregate 435,000 shares of common stock, 20,000 shares of common stock pursuant to our Plan and 21,500 shares of Founders Series A Non-Voting Redeemable Preferred shares and 85,000 Founders Class A Common Stock.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 11, 2020, between Global House Holdings Ltd. and GPO Plus, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 19, 2020)

2.2	Certificate of Change (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 19, 2020)
3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Form 10-Q filed with the SEC on December 30, 2020)
3.3*	Certificate of Designation of the Series A Preferred Stock filed with the Secretary of State of the State of Nevada on January 19, 2020
10.1

Designated Territory Distribution Agreement dated as of July 30, 2020 by and between SafeHandles LLC and GPO Plus, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed with the SEC on December 30, 2020)

10.2*	Executive Office Space Lease Agreement dated November 1, 2020 between Sunset Properties, LLC and GPO Plus, Inc. (Described in this Company’s 8k herein, see page 18)
10.3*	Commercial Lease dated May 1, 2020 between Miracle Products LLC and GPO Plus, Inc. (Described Company’s Form 10-Q filed with the SEC on December 30, 2020)
10.4	2020 Incentive Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q filed with the SEC on December 30, 2020)

_____________

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPO Plus, Inc.

Date: January 29, 2021	By:	/s/ Brett H. Pojunis
Brett H. Pojunis
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director

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